Dear Shareholders,

                                                                December 9, 2002

THE YEAR IN REVIEW

     The year ended October 31, 2002, was not easy to navigate. A relentless series of difficult events undermined the performance of the stock markets throughout the 12 months, even as the economy began a slow recovery. However, signs of improving market conditions began to emerge at the end of this period and we believe stocks, at current prices, offer considerable potential.

     At the beginning of the fiscal year, the nation was reeling from the aftermath of the September 11th terrorist attacks. The shock of those attacks overwhelmed the nation, hurting the travel and insurance industries, as well as the financial services sector to some degree. Federal spending increased for homeland security and the war in Afghanistan, leading to a strain on the federal budget.

     By January, the headlines were filled with news of corporate and accounting scandals at large, once-respected companies, including Tyco, Enron, WorldCom and Global Crossing. Some of the troubles at these companies can be traced to the drop of the Nasdaq beginning in the year 2000, while others were the result of specific and unique events within each company. Together, the scandals left investors questioning the health of many corporations.

     Meanwhile, investors grappled with international unease brought about first by the U.S. war in Afghanistan and later by evidence of al Qaeda's continued presence throughout the world. By the fall, worries over the U.S.'s intentions in Iraq caused further unsettled feelings about the future.

     As this 12-month period began, the nation was already confronting a slow, shallow recession triggered partially by the meltdown in the once booming technology sector. With the exception of strong auto sales at the end of October 2001, retail sales in the latter half of the calendar year were weak, with year-over-year December sales increasing at the lowest rate since 1997. Also, unemployment rates began to move higher, industrial production continued to contract, and consumer confidence was low.

     However, the economy's health gradually regained strength as 2002 progressed. Low interest rates helped. Last December the Federal Reserve cut short-term interest rates to 1.75%, the lowest level in more than 40 years. The Fed's actions rippled into the economy in the form of lower mortgage rates and lower interest rates on credit cards and auto loans, giving a lift to consumer spending. Home sales, for instance, remained strong throughout most of the year.

     Overall, the economy was strong in 2002, growing at an annual rate of 2.5% as defined by the U.S. Gross Domestic Product (GDP). The unemployment rate was above 5.5% throughout the year, but it did not break 6%, which is unusual for a recession. Businesses, hit hard by accounting issues and declining stock prices, tended to be more conservative in their expenditures. But their conservatism had positive results: businesses were able to be much more productive with their existing workforce. Productivity, or the rate of output per hour worked, was up at an annual rate of 5.1% in the third quarter, continuing a trend that began in the fourth quarter of 2001. We credit this increase to the widespread use of information technologies, which is allowing businesses to operate more efficiently.

     For most of the fiscal year, the stock markets shrugged off any good news. The Dow Jones Industrial Average fell 6% in the 12 months ended October 31, to 8397, bouncing up some after hitting a five-year low of 7286 on October 9. The S&P 500 was down 15% for the period, while the Nasdaq Composite fell 21%. During some quarters, the markets performed worse than they had since 1972. Meanwhile, investors fled to the safety of U.S. Treasury securities, pushing the yield on the 10-year note down to 3.58% on October 9, the lowest level in 40 years; the yield rose to 3.91% by October 31, down from 4.22% a year earlier.

PORTFOLIO MATTERS

Alger LargeCap Growth Institutional Portfolio

     The Alger LargeCap Growth Institutional Portfolio declined 25.19% in the 12 months ended October 31, 2002, while the Russell 1000 Growth Index fell 19.62%. The portfolio suffered from positions in a few select stocks as well as the broad market downturn. Capital One Financial, a leading credit card issuer, lost value amid accounting questions, then we liquidated the position; Concord EFS, which processes electronic payments, fell sharply after a disappointing earnings announcement, and Taiwan Semiconductor, a leading offshore manufacturer of chips, was hurt badly by weaker-than-expected spending on information technology. Our holdings in consumer staples and health care stocks fell in line with the market, but our consumer discretionary stocks outperformed the Russell 1000 Growth Index. In general, health care holdings did well, with the exception of declines in Wyeth and Baxter, and we believe the sector will deliver long-term growth. Financial services had a rough year, and our holdings were no exception. We have trimmed our position in the beleaguered information technology sector, but some areas continue to be weak. The market spared few industries this year: even defense stocks, which typically have good fundamentals, were down.

Alger Small Capitalization Institutional Portfolio

     The Alger Small Capitalization Institutional Portfolio was down 17.83% for the year ended October 31, 2002, while the Russell 2000 Growth Index fell 21.56%. Across the board, growth stocks struggled to post gains even as the economy showed signs of recovery. Our health care holdings, about 20% of the portfolio at year end, should lead to strong long-term results, but the year was mixed, with uneven performance in biotechnology stocks, among others. Cross Country, a leading health care staffing company, did well in the second quarter, but stumbled in the third on concerns that hospitals would hire fewer nurses. Despite steady consumer spending, small cap consumer stocks generally had a mixed performance. Stocks such as Michaels Stores, an arts-and-crafts retailer, saw double-digit gains in the third quarter, while Duane Reade, a national drug-store chain, dropped sharply. We have since sold our position in the stock. The performance of our financial services holdings as well as our industrial holdings was mixed this quarter. Our information technology holdings were reduced but it was a tough year for most of these stocks. The portfolio fared better with holdings in innovative professional education companies, including Education Management Corporation, Corinthian Colleges and Career Education Corporation.

Alger MidCap Growth Institutional Portfolio

     For the 12 months ended October 31, 2002, the Alger MidCap Growth Institutional Portfolio declined 19.34%, while the Russell Midcap Growth Index fell 17.61%. Although, we believe health care has good long-term prospects, biotechnology companies were weak during the year, but we did see good returns among medical equipment providers, such as Alcon, as well as service providers, like Universal Health Services. We also have more than 25% of the portfolio in consumer discretionary goods companies, which have generally shown consistent earnings growth. Travel and leisure holdings have done better than retail stocks, which had more of a mixed year. The portfolio was hurt in the third quarter by above-market weights in energy and financials, sectors that underperformed. Fortunately, we were underweight industrial stocks, which have shown poor growth prospects. Technology companies did poorly all year, as demand for highly competitive products in all areas failed to emerge. We have reduced our exposure to this sector.

Alger Capital Appreciation Institutional Portfolio

     The Alger Capital Appreciation Institutional Portfolio declined 23.07% for the year ended October 31, 2002, while the Russell 3000 Growth Index fell 19.74%. More than 30% of the portfolio's holdings are in health care stocks. Performance of this sector has been mixed, most notably among biotechnology stocks, yet we believe long-term prospects for health care companies are good. After struggling in the first half of the year, two of our biotech holdings, Gilead Sciences and IDEC Pharmaceuticals, posted double-digit returns in the third quarter. The economy's strength is coming largely from consumer spending, so we have overweighted the portfolio in consumer stocks. Performance of these stocks, however, has been uneven, with some retailers and consumer service businesses doing better than others. Companies that make consumer staples fared worse, so we were fortunate to be underweight this sector. We have reduced our position in the once booming information technology sectors as stocks of these companies continue to fall from weak earnings and thin demand for their highly competitive products. Although we were light on financial stocks and industrial stocks, the portfolio still suffered from weakness in these sectors. It also was hurt by a slight overweighting in energy stocks.

Alger Balanced Institutional Portfolio

     For the year ended October 31, 2002, the Alger Balanced Institutional Portfolio was down 18.66%, while the Russell 1000 Growth Index fell 19.62% and the Lehman Brothers Government/Credit Bond Index rose 5.48%. About 46% of the portfolio is in large capitalization growth stocks, while the rest is in bonds. Although the first half the year was rough, we believe demographic trends favor the long-term growth prospects of health care companies. Biotechnology stocks such as IDEC Pharmaceuticals and Amgen did well. The performance of our pharmaceutical holdings was mixed, with declines in Wyeth somewhat offsetting gains by Johnson & Johnson. Consumer stocks represent about a fifth of the portfolio because of the strong role consumers are playing in the economy. Performance of these stocks has been uneven, although our holdings outperformed the stock market index. We trimmed our position in information technology, reflecting persistent weakness in this sector. Overall it was a tough 12 months. Our financial holdings suffered from accounting scandals and a decline in investment banking, while among our industrial holdings, even good fundamentals did not prevent prices of defense stocks from falling.

Alger Socially Responsible Growth Institutional Portfolio

     For the 12 months ended October 31, 2002, the Alger Socially Responsible Growth Institutional Portfolio fell 30.46%, while the Russell 3000 Growth Index was down 19.74%. Like all equities, socially responsible stocks were hurt by persistent market weakness throughout the period. With the exception of certain consumer discretionary goods categories, the portfolio saw declines across the board. More than 30% of the portfolio is in health care stocks and our holdings in this sector turned in a mixed performance, posting losses of 5.22% on average. Still, we believe health care companies offer good long-term growth potential. Overall performance was also hurt by losses in the information technology holdings and to a lesser degree by losses among financial stocks and consumer staples companies. Our consumer discretionary holdings, at more than 20% of the portfolio, performed well, gaining 1.22% on average.

Looking Ahead

     As we move into 2003, we believe the economy will grow at a steady 2% to 3% rate, similar to this past year. Strong post-Thanksgiving retail sales are a sign that consumers are willing to spend again, although housing sales are beginning to weaken. If there are surprises in the economy, they are likely to be surprises on the upside.

     The threat of further terrorism, as well as war with Iraq, looms, but we have lived amid such unsettling conditions before. In the `50s and `60s, our nation was under constant threat of nuclear attack, yet our economy continued to grow and the markets performed well.

     The year ahead is likely to be marked by continuing consolidation among corporations, particularly among technology companies. Consolidation is only natural following a period rich with innovation such as we had in the '90s. As this happens, we will look for some companies to assume market leadership. We enter 2003 with companies that have cleaner balance sheets and more reasonable earnings estimates. These factors should help restore investor confidence.

     The current level of stock prices offers many opportunities for the first time in a while. We base this belief on the relationship between stock prices, the earnings yield of stocks and interest rates of "risk-free" Treasury bonds. Currently, the earnings yield is about twice the bond yield, or 200%, compared with a more typical ratio of 75%. This means stocks offer a higher prospect of long-term returns than risk-free bonds. Whether or not the market is growing robustly, we believe there are substantial gains to be made over the long term with stocks at these prices.

     Respectfully submitted,



     /s/ Dan C. Chung
     ---------------------
     Dan C. Chung
     Chief Investment Officer

--------------------------------------------------------------------------------
ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)

PRIOR TO MARCH 1, 2002, THE ALGER LARGECAP INSTITUTIONAL PORTFOLIO WAS ALGER GROWTH RETIREMENT PORTFOLIO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                                 Alger        Russell 1000
                            LargeCap Growth      Growth       S&P 500
                             Institutional       Index         Index
                            ---------------   ------------    -------
           11/8/93              $10,000         $10,000       $10,000
           10/31/94              10,380          10,554        10,410
           10/31/95              14,231          13,642        13,162
           10/31/96              15,396          16,650        16,333
           10/31/97              19,836          21,721        21,579
           10/31/98              24,878          27,072        26,324
           10/31/99              35,326          36,344        33,082
           10/31/00              38,955          39,734        35,100
           10/31/01              28,232          23,867        26,360
           10/31/02              21,120          19,185        22,378

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the Alger LargeCap Growth Institutional Portfolio, the Russell 1000 Growth Index and the S&P 500 Index on November 8, 1993, the inception date of the Alger LargeCap Growth Institutional Portfolio. The figures for the Alger LargeCap Growth Institutional Portfolio, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. The Portfolio has changed its comparative index to the Russell 1000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                              Average Annual Returns
                                                               Since Inception
                                          1 Year     5 Years       11/8/93
                                      ----------------------------------------

   Alger LargeCap Growth
   Institutional Portfolio ..........    (25.19%)     1.26%        8.68%
   Russell 1000 Growth Index ........    (19.62%)    (2.45%)       7.52%
   S&P 500 Index ....................    (15.10%)     0.73%        9.38%
                                      ----------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger LargeCap Growth Institutional Portfolio
Schedule of Investments
October 31, 2002

 SHARES     COMMON STOCKS--69.9%                                        VALUE
 ------                                                                 -----
            AEROSPACE & DEFENSE--2.5%
  7,475     General Dynamics Corporation ...........................  $  591,496
 22,465     Lockheed Martin Corporation ............................   1,300,724
  7,850     Northrop Grumman Corporation ...........................     809,571
                                                                      ----------
                                                                       2,701,791
                                                                      ----------
            AIR FREIGHT & LOGISTICS--1.1%
 22,700     FedEx Corp. ............................................   1,207,413
                                                                      ----------
            AUTOMOTIVE--1.2%
 24,100     Harley-Davidson, Inc. ..................................   1,260,430
                                                                      ----------
            BANKS--2.4%
 27,000     Bank of America Corporation ............................   1,884,600
 11,750     Fifth Third Bancorp ....................................     746,125
                                                                      ----------
                                                                       2,630,725
                                                                      ----------
            BIOTECHNOLOGY--2.7%
 20,888     Amgen Inc.* ............................................     972,545
 11,000     Biogen, Inc.* ..........................................     403,590
 34,900     IDEC Pharmaceuticals
              Corporation*+ ........................................   1,606,098
                                                                      ----------
                                                                       2,982,233
                                                                      ----------
            BUILDING PRODUCTS--.7%
 38,290     Masco Corporation ......................................     787,242
                                                                      ----------
            COMMERCIAL SERVICES &
              SUPPLIES--2.4%
103,855     Concord EFS, Inc.* .....................................   1,483,049
 30,800     First Data Corporation .................................   1,076,152
                                                                      ----------
                                                                       2,559,201
                                                                      ----------
            COMMUNICATION
              EQUIPMENT--1.5%
144,500     Cisco Systems, Inc.* ...................................   1,615,510
                                                                      ----------
            COMPUTERS &
              PERIPHERALS--4.5%
 55,000     Dell Computer Corporation* .............................   1,573,550
175,500     EMC Corporation* .......................................     896,805
 16,580     Lexmark International, Inc., Cl. A* ....................     985,184
488,500     Sun Microsystems, Inc.* ................................   1,446,448
                                                                      ----------
                                                                       4,901,987
                                                                      ----------

            DIVERSIFIED FINANCIALS--2.7%
 63,525     Citigroup Inc. .........................................   2,347,249
  5,950     SLM Corporation ........................................     611,303
                                                                      ----------
                                                                       2,958,552
                                                                      ----------
            DIVERSIFIED
              TELECOMMUNICATION
              SERVICES--.5%
 13,950     Verizon Communications Inc. ............................     526,752
                                                                      ----------


 SHARES     COMMON STOCKS (CONTINUED)                                    VALUE
 ------                                                                  -----
            ENERGY EQUIPMENT &
              SERVICES--1.3%
 18,100     BJ Services Company* ...................................  $  548,973
 23,110     Nabors Industries Ltd.* ................................     808,157
                                                                      ----------
                                                                       1,357,130
                                                                      ----------
            HEALTH CARE EQUIPMENT &
              SUPPLIES--3.8%
  2,000     Alcon, Inc.* ...........................................      82,040
 14,700     Baxter International Inc. ..............................     367,794
 42,285     Boston Scientific Corporation* .........................   1,591,185
 19,900     Medtronic, Inc. ........................................     891,520
 19,300     Stryker Corporation ....................................   1,217,830
                                                                      ----------
                                                                       4,150,369
                                                                      ----------
            HEALTH CARE PROVIDERS &
              SERVICES--4.7%
 18,850     Anthem, Inc.* ..........................................   1,187,550
 36,375     HCA Inc. ...............................................   1,581,949
 45,475     Tenet Healthcare Corporation* ..........................   1,307,406
 11,825     UnitedHealth Group Incorporated ........................   1,075,484
                                                                      ----------
                                                                       5,152,389
                                                                      ----------
            HOTELS, RESTAURANTS &
              LEISURE--.9%
 37,675     Carnival Corporation, Cl. A ............................     984,071
                                                                      ----------
            HOUSEHOLD PRODUCTS--2.0%
 18,050     Colgate-Palmolive Company ..............................     992,389
 13,500     Procter & Gamble Company (The) .........................   1,194,075
                                                                      ----------
                                                                       2,186,464
                                                                      ----------
            INDUSTRIAL
              CONGLOMERATES--3.3%
 76,100     General Electric Company ...............................   1,921,525
117,580     Tyco International Ltd. ................................   1,700,206
                                                                      ----------
                                                                       3,621,731
                                                                      ----------
            Insurance--2.9%
 12,700     AFLAC Incorporated .....................................     386,588
 25,200     American International Group, Inc. .....................   1,576,260
 21,516     Chubb Corporation (The) ................................   1,213,717
                                                                      ----------
                                                                       3,176,565
                                                                      ----------
            INTERNET & CATALOG
              RETAIL--2.1%
 10,200     Amazon.com, Inc.* ......................................     197,472
 32,350     eBay Inc.* .............................................   2,045,814
                                                                      ----------
                                                                       2,243,286
                                                                      ----------
            INTERNET SOFTWARE &
              SERVICES--.4%
 27,000     Yahoo! Inc.* ...........................................     402,840
                                                                      ----------
            MEDIA--2.0%
 48,425     Viacom Inc., Cl. B* ....................................   2,160,239
                                                                      ----------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger LargeCap Growth Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                    VALUE
 ------                                                                  -----
            MULTILINE RETAIL--3.1%
 11,350     Costco Wholesale Corporation* .......................... $   385,106
  7,150     Kohl's Corporation* ....................................     417,917
 47,725     Wal-Mart Stores, Inc. ..................................   2,555,674
                                                                     -----------
                                                                       3,358,697
                                                                     -----------
            OIL & GAS--.7%
 15,550     Devon Energy Corporation ...............................     785,275
                                                                     -----------
            PERSONAL PRODUCTS--.8%
 17,415     Avon Products, Inc. ....................................     844,453
                                                                     -----------
            PHARMACEUTICALS--8.4%
 28,300     Abbott Laboratories ....................................   1,184,921
 37,000     Johnson & Johnson ......................................   2,173,750
 51,375     Pfizer Inc. ............................................   1,632,184
 37,850     Pharmacia Corporation ..................................   1,627,550
 74,950     Wyeth ..................................................   2,510,825
                                                                     -----------
                                                                       9,129,230
                                                                     -----------
            ROAD & RAIL--.6%
 10,050     Union Pacific Corporation ..............................     593,453
                                                                     -----------
            SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--3.4%
 48,025     Intel Corporation ......................................     830,833
 34,700     Linear Technology Corporation ..........................     959,108
245,120     Taiwan Semiconductor
              Manufacturing
                Company Ltd. ADR* ..................................   1,916,838
                                                                     -----------
                                                                       3,706,779
                                                                     -----------
            SOFTWARE--3.7%
 60,650     Microsoft Corporation* .................................   3,242,956
 10,600     Synopsys, Inc.* ........................................     401,210
 25,800     VERITAS Software Corporation* ..........................     393,450
                                                                     -----------
                                                                       4,037,616
                                                                     -----------

 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
 ------                                                                 -----
            SPECIALTY RETAIL--3.6%
 53,900     Home Depot, Inc. (The) ................................. $ 1,556,632
 23,725     Lowe's Companies, Inc. .................................     990,044
 67,000     TJX Companies, Inc. (The) ..............................   1,374,840
                                                                     -----------
                                                                       3,921,516
                                                                     -----------
            Total Common Stocks
              (Cost $78,693,796) ...................................  75,943,939
                                                                     -----------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS--3.0%
---------
            U.S. Government & Agency Obligations--2.3%
$2,500,000  Federal Home Loan Banks,
              1.50%, 11/1/02
              (Cost $2,500,000) ....................................   2,500,000
                                                                     -----------

 SHARES     OTHER SHORT-TERM
-------
              INVESTMENTS--.7%
791,302     Securities Lending Quality Trust
              (Cost $791,302)(b) ...................................     791,302
                                                                     -----------

            Total Short-Term Investments
              (Cost $3,291,302) ....................................   3,291,302
                                                                     -----------

Total Investments
  (Cost $81,985,098)(a) ...................................  72.9%    79,235,241
Other Assets in Excess of Liabilities .....................  27.1     29,424,308
                                                            -----   ------------
Net Assets ................................................ 100.0%  $108,659,549
                                                            =====   ============

*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $88,964,317, amounted to $9,729,076 which consisted of aggregate gross unrealized appreciation of $2,028,263 and aggregate gross unrealized depreciation of $11,757,339.

(b)  Represents investment of cash collateral received for securities on loan.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger LargeCap Growth Institutional Portfolio (i)
Financial Highlights
For a share outstanding throughout the year

                                                                   YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                              2002           2001          2000          1999       1998
                                             --------      --------     --------      --------    --------
Net asset value, beginning of year ......... $  11.63      $  17.15     $  17.17      $  12.37    $  10.78
                                             --------      --------     --------      --------    --------
Net investment income (loss) ...............    (0.03)(ii)    (0.03)(ii)   (0.03)(ii)  (0.05)      (0.01)(ii)
Net realized and unrealized
   gain (loss) on investments ..............    (2.90)        (4.50)        1.92          5.23        2.82
                                             --------      --------     --------      --------    --------
     Total from investment
       operations ..........................    (2.93)        (4.53)        1.89          5.18        2.81
Distributions from net
   realized gains ..........................       --         (0.99)       (1.91)        (0.38)      (1.22)
                                             --------      --------     --------      --------    --------
Net asset value,
   end of year ............................. $   8.70      $  11.63     $  17.15      $  17.17    $  12.37
                                             ========      ========     ========      ========    ========
Total Return ...............................    (25.2%)       (27.5%)        10.3%        42.0%       25.4%
                                             ========      ========     ========      ========    ========
Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted) ....................... $108,660      $ 97,308     $126,573      $ 72,746    $ 40,196
                                             ========      ========     ========      ========    ========
  Ratio of expenses to
     average net assets ....................     1.14%         1.09%        1.06%         1.07%       1.11%
                                             ========      ========     ========      ========    ========
  Ratio of net investment
     income (loss) to
     average net assets ....................    (0.24%)       (0.20%)      (0.16%)       (0.39%)     (0.06%)
                                             ========      ========     ========      ========    ========
  Portfolio Turnover Rate ..................   202.07%        89.54%      101.29%       143.80%     130.31%
                                             ========      ========     ========      ========    ========

(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Portfolio was the Alger Growth Retirement Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                                      Alger        Russell 2000
                                 Small Cap Growth     Growth
                                  Institutional       Index
                                 ---------------   ------------
                11/8/93              $10,000         $10,000
                10/31/94              10,830          10,005
                10/31/95              17,999          12,063
                10/31/96              19,654          13,671
                10/31/97              23,388          16,565
                10/31/98              22,971          13,940
                10/31/99              35,085          18,022
                10/31/00              38,614          20,934
                10/31/01              21,678          14,337
                10/31/02              17,813          11,246

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Cap Institutional Portfolio and the Russell 2000 Growth Index on November 8, 1993, the inception date of the Alger Small Cap Institutional Portfolio. The figures for the Alger Small Cap Institutional Portfolio and the Russell 2000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                Average Annual Returns
                                                                 Since Inception
                                           1 Year     5 Years        11/8/93
                                         ---------------------------------------
       Alger Small Cap
       Institutional Portfolio .........  (17.83%)    (5.30%)        6.64%
       Russell 2000 Growth Index .......  (21.56%)    (7.45%)        1.32%
                                         ---------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Small Cap Institutional Portfolio
Schedule of Investments
October 31, 2002

 SHARES     COMMON STOCKS--94.2%                                         VALUE
 ------                                                                  -----
            AEROSPACE & DEFENSE--2.3%
  9,550     Alliant Techsystems Inc.* ............................... $  574,433
 36,350     Veridian Corporation* ...................................    870,946
                                                                      ----------
                                                                       1,445,379
                                                                      ----------
            AIR FREIGHT & LOGISTICS--2.0%
 23,300     J.B. Hunt Transport Services, Inc.* .....................    645,177
 49,380     Pacer International, Inc.* ..............................    582,684
                                                                      ----------
                                                                       1,227,861
                                                                      ----------
            AUTOMOTIVE--.7%
  9,300     Winnebago Industries, Inc. ..............................    421,569
                                                                      ----------
            BANKS--3.7%
 18,150     City National Corporation ...............................    821,287
 21,050     Independence Community
              Bank Corp. ............................................    540,354
 22,450     UCBH Holdings, Inc. .....................................    940,431
                                                                      ----------
                                                                       2,302,072
                                                                      ----------
            BEVERAGES--1.2%
 28,750     Constellation Brands, Inc., Cl. A* ......................    728,238
                                                                      ----------
            BIOTECHNOLOGY--4.5%
 12,900     Affymetrix Inc.* ........................................    336,690
 23,050     Charles River Laboratories
              International, Inc.* ..................................    847,087
 16,450     Neurocrine Biosciences, Inc.* ...........................    738,605
 21,670     Transkaryotic Therapies, Inc.* ..........................    252,239
 12,600     Trimeris, Inc.* .........................................    666,540
                                                                      ----------
                                                                       2,841,161
                                                                      ----------
            CHEMICALS--.1%
  5,200     Crompton Corporation ....................................     34,476
                                                                      ----------
            COMMERCIAL SERVICES &
              SUPPLIES--6.6%
 46,460     BISYS Group, Inc. (The)* ................................    831,634
 10,580     Career Education Corporation* ...........................    424,364
 15,866     ChoicePoint Inc.* .......................................    600,687
 24,850     Corinthian Colleges, Inc.* ..............................    941,815
 20,250     Education Management
              Corporation* ..........................................    743,175
 20,500     Hewitt Associates, Inc., Cl. A* .........................    603,725
                                                                      ----------
                                                                       4,145,400
                                                                      ----------
            COMMUNICATION
              EQUIPMENT--1.5%
 21,650     Advanced Fibre
              Communications, Inc.* .................................    350,275
 32,100     Emulex Corporation* .....................................    576,195
                                                                      ----------
                                                                         926,470
                                                                      ----------
            COMPUTERS &
              PERIPHERALS--1.0%
100,600     Western Digital Corporation* ............................    622,714
                                                                      ----------

 SHARES     COMMON STOCKS (CONTINUED)                                    VALUE
 ------                                                                  -----
            DIVERSIFIED FINANCIALS--5.9%
 16,850     Affiliated Managers Group, Inc.* ........................ $  874,852
 38,850     Doral Financial Corp. ...................................  1,020,201
 15,180     Federal Agricultural Mortgage
              Corporation, Cl. C
              (Farmer Mac)*+ ........................................    474,679
 18,450     Investors Financial Services Corp. ......................    565,862
 28,235     LaBranche & Co., Inc.* ..................................    762,626
                                                                      ----------
                                                                       3,698,220
                                                                      ----------
            ELECTRICAL EQUIPMENT--1.2%
 20,800     AMETEK, Inc. ............................................    734,032
                                                                      ----------
            ELECTRONIC EQUIPMENT &
              INSTRUMENTS--2.2%
 33,230     Benchmark Electronics, Inc.* ............................    739,700
 42,850     Technitrol, Inc. ........................................    626,895
                                                                      ----------
                                                                       1,366,595
                                                                      ----------
            ENERGY EQUIPMENT &
              SERVICES--2.3%
 15,700     Cooper Cameron Corporation* .............................    731,934
 23,550     Smith International, Inc.* ..............................    736,173
                                                                      ----------
                                                                       1,468,107
                                                                      ----------
            FOOD PRODUCTS--1.1%
 19,500     American Italian Pasta
              Company, Cl. A* .......................................    671,775
                                                                      ----------
            HEALTH CARE EQUIPMENT &
              SUPPLIES--4.7%
  7,550     Bio-Rad Laboratories, Inc., Cl. A* ......................    321,706
 25,000     CTI Molecular Imaging, Inc.*+ ...........................    564,500
 21,600     Respironics, Inc.* ......................................    689,904
 29,470     STERIS Corporation* .....................................    781,839
 36,010     Wright Medical Group, Inc.* .............................    619,768
                                                                      ----------
                                                                       2,977,717
                                                                      ----------
            HEALTH CARE PROVIDERS &
              SERVICES--6.8%
 15,525     Accredo Health, Incorporated* ...........................    718,497
 32,000     AMN Healthcare Services, Inc.* ..........................    462,720
 34,220     Covance Inc.* ...........................................    762,422
 13,700     LifePoint Hospitals, Inc.* ..............................    429,495
 18,200     MID Atlantic Medical
              Services, Inc.* .......................................    662,480
 18,200     Province Healthcare Company* ............................    237,510
 11,350     Triad Hospitals, Inc.* ..................................    414,275
 28,100     Unilab Corporation* .....................................    599,935
                                                                      ----------
                                                                       4,287,334
                                                                      ----------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Small Cap Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
 ------                                                                 -----
            HOTELS, RESTAURANTS &
              LEISURE--4.6%
 45,050     Alliance Gaming Corporation* ........................... $   755,037
 27,325     Applebee's International, Inc. .........................     650,062
 28,500     California Pizza Kitchen, Inc.* ........................     755,849
 41,000     Station Casinos, Inc.* .................................     737,590
                                                                     -----------
                                                                       2,898,538
                                                                     -----------
            HOUSEHOLD DURABLES--.5%
 19,325     Yankee Candle Company,
              Inc. (The)* ..........................................     331,424
                                                                     -----------
            INFORMATION TECHNOLOGY
              Consulting &
              Services--2.3%
 12,300     CACI International Inc., Cl. A* ........................     503,193
  3,800     Cognizant Technology Solutions .........................     251,446
              Corporation, Cl. A* ..................................     696,880
 31,000     Manhattan Associates, Inc.*                              -----------
                                                                       1,451,519
                                                                     -----------

            INSURANCE--4.5% ........................................     680,643
 24,300     Arch Capital Group Ltd.* ...............................     626,742
 25,550     HCC Insurance Holdings, Inc. ...........................     807,700
 19,700     RenaissanceRe Holdings Ltd. ............................     708,636
 19,075     W. R. Berkley Corporation                                -----------
                                                                       2,823,721
                                                                     -----------

            LEISURE EQUIPMENT &
              PRODUCTS--.5%
 15,500     Action Performance .....................................     319,920
              Companies, Inc.*                                       -----------

            MACHINERY--3.1% ........................................     764,160
 19,200     Actuant Corporation, Cl. A* ............................     513,080
 20,200     AGCO Corporation* ......................................     683,928
 20,700     Pentair, Inc.                                            -----------
                                                                       1,961,168
                                                                     -----------

            MEDIA--2.5% ............................................     410,987
  8,350     Entercom Communications Corp.* .........................     653,118
 11,940     Media General, Inc., Cl. A .............................     500,640
 29,800     Radio One, Inc., Cl. A*                                  -----------
                                                                       1,564,745
                                                                     -----------

            OIL & GAS--2.5% ........................................     804,219
 22,100     Noble Energy, Inc. .....................................     784,088
 21,750     Pogo Producing Company                                   -----------
                                                                       1,588,307
                                                                     -----------

            PHARMACEUTICALS--2.9%
 10,925     Angiotech Pharmaceuticals, Inc.* .......................     411,873
 33,550     NPS Pharmaceuticals, Inc.* .............................     871,629
 18,200     Scios Inc.* ............................................     525,252
                                                                     -----------
                                                                       1,808,754
                                                                     -----------

 SHARES     COMMON STOCKS (CONTINUED)                                    VALUE
 ------                                                                  -----
            ROAD & RAIL--.5%
 19,800     Swift Transportation Co. Inc.* ......................... $   318,582
                                                                     -----------
            SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--7.9%
 14,880     Cymer, Inc.* ...........................................     373,785
 50,350     Fairchild Semiconductor
              Corporation, Cl. A* ..................................     599,165
 37,050     Integrated Circuit Systems, Inc.* ......................     757,302
 34,500     International Rectifier Corporation* ...................     595,815
 21,100     Marvell Technology Group Ltd.* .........................     342,031
 47,750     Power Integrations, Inc.* ..............................     842,310
 33,250     RF Micro Devices, Inc.* ................................     282,259
 40,650     Semtech Corporation* ...................................     574,385
 26,150     Varian Semiconductor
              Equipment Associates, Inc.* ..........................     622,893
                                                                     -----------
                                                                       4,989,945
                                                                     -----------
            SOFTWARE--6.8%
 65,250     Borland Software Corporation* ..........................     876,308
 20,400     Documentum, Inc.* ......................................     298,044
 20,075     Fair, Isaac and Company,
              Incorporated .........................................     772,285
 38,800     J. D. Edwards & Company* ...............................     460,167
 20,700     NetIQ Corporation* .....................................     292,077
 93,500     Rational Software Corporation* .........................     618,970
 17,850     Synopsys, Inc.* ........................................     675,623
 17,300     THQ Inc.* ..............................................     250,157
                                                                     -----------
                                                                       4,243,631
                                                                     -----------
            SPECIALTY RETAIL--6.9%
 13,010     Advance Auto Parts, Inc.* ..............................     696,685
 27,650     AnnTaylor Stores Corporation* ..........................     647,840
 36,800     Chico's FAS, Inc.* .....................................     710,240
 22,950     Christopher & Banks Corporation* .......................     612,765
 31,050     Hollywood Entertainment
              Corporation* .........................................     610,442
 14,400     Michaels Stores, Inc.* .................................     647,424
  9,660     Rent-A-Center, Inc.* ...................................     428,421
                                                                     -----------
                                                                       4,353,817
                                                                     -----------
            TEXTILES, APPAREL &
              LUXURY GOODS--.9%
 19,700     Coach, Inc.* ...........................................     586,075
                                                                     -----------
            Total Common Stocks
              (Cost $59,777,812) ...................................  59,139,266
                                                                     -----------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Small Cap Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

PRINCIPAL
 AMOUNT     SHORT-TERM INVESTMENTS--4.9%                               VALUE
---------                                                              -----
            U.S. Government & Agency Obligations
$3,100,000  Federal Home Loan Banks
              1.50%, 11/1/02
              (Cost $3,100,000) ................................... $  3,100,000
                                                                    ------------

Total Investments
  (Cost $62,877,812)(a) ....................................  99.1%   62,239,266
Other Assets in Excess of Liabilities ......................    .9       540,655
                                                             -----   -----------
Net Assets ................................................. 100.0%  $62,779,921
                                                             =====   ===========






*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $63,359,310, amounted to $1,120,044 which consisted of aggregate gross unrealized appreciation of $4,669,724 and aggregate gross unrealized depreciation of $5,789,768.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Small Cap Institutional Portfolio
Financial Highlights
For a share outstanding throughout the year

                                                                  YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                                2002         2001         2000          1999         1998
                                             ---------     --------     ---------     --------     --------
Net asset value, beginning of year ......... $   13.35     $  23.78     $   22.82     $  16.37     $  18.00
                                             ---------     --------     ---------     --------     --------
Net investment income (loss) ...............     (0.13)(i)    (0.08)(i)     (0.06)(i)    (0.12)(i)    (0.08)
Net realized and unrealized
   gain (loss) on investments ..............     (2.25)      (10.35)         2.50         8.65         0.02
                                             ---------     --------     ---------     --------     --------
    Total from investment
       operations ..........................     (2.38)      (10.43)         2.44         8.53        (0.06)
Distributions from net
   realized gains ..........................        --           --         (1.48)       (2.08)       (1.57)
                                             ---------     --------     ---------     --------     --------
Net asset value,
   end of year ............................. $   10.97     $  13.35     $   23.78     $  22.82     $  16.37
                                             =========     ========     =========     ========     ========
Total Return ...............................    (17.8%)       (43.9%)        10.1%        52.7%        (1.8%)
                                             =========     ========     =========     ========     ========
Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted) ....................... $ 62,780      $ 86,790     $ 187,973     $ 63,711     $ 29,938
                                             =========     ========     =========     ========     ========
   Ratio of expenses to
     average net assets ....................     1.25%         1.19%         1.17%        1.02%        1.03%
                                             =========     ========     =========     ========     ========
  Ratio of net investment
     income (loss) to
     average net assets ....................    (1.01%)       (0.46%)       (0.23%)      (0.57%)      (0.55%)
                                             =========     ========     =========     ========     ========
  Portfolio Turnover Rate ..................   138.01%       191.89%       242.45%      193.32%      169.97%
                                             =========     ========     =========     ========     ========

(i) Amount was computed based on average shares outstanding during the year.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                               Alger        Russell Midcap
                           MidCap Growth       Growth        S&P MidCap
                           Institutional        Index          Index
                          ---------------   --------------   ----------
         11/8/93              $10,000          $10,000        $10,000
         10/31/94              11,660           10,311         10,292
         10/31/95              17,968           12,811         12,475
         10/31/96              19,088           15,111         14,637
         10/31/97              24,544           19,822         19,417
         10/31/98              27,366           19,286         20,721
         10/31/99              38,966           26,552         25,087
         10/31/00              58,951           36,819         33,027
         10/31/01              46,839           21,066         28,916
         10/31/02              37,780           17,356         27,531

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Institutional Portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index on November 8, 1993, the inception date of the Alger MidCap Growth Institutional Portfolio. Figures for the Alger MidCap Growth Institutional Portfolio, the Russell Midcap Growth Index (an unmanaged index of common stocks) and the S&P MidCap 400 Index (an unmanaged index of common stocks), include reinvestment of dividends. The Portfolio has added a comparative index, the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                Average Annual Returns
                                                                 Since Inception
                                          1 Year      5 Years        11/8/93
                                        ----------------------------------------
      Alger MidCap Growth
      Institutional Portfolio .........  (19.34%)      9.01%         15.95%
      Russell Midcap Growth Index .....  (17.61%)     (1.62%)         6.33%
      S&P MidCap 400 Index ............   (4.79%)      7.23%         11.93%
                                        ----------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger MidCap Growth Institutional Portfolio
Schedule of Investments
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                    VALUE
-------                                                                  -----
            AEROSPACE & DEFENSE--1.9%
 88,800     L-3 Communications
              Holdings, Inc.* ...................................... $ 4,173,600
                                                                     -----------
            BANKS--1.5%
 35,160     Compass Bancshares, Inc. ...............................   1,135,668
 47,640     GreenPoint Financial Corp. .............................   2,075,675
                                                                     -----------
                                                                       3,211,343
                                                                     -----------
            BEVERAGES--1.0%
 83,525     Constellation Brands, Inc., Cl. A* .....................   2,115,687
                                                                     -----------
            BIOTECHNOLOGY--4.7%
 59,250     Biogen, Inc.* ..........................................   2,173,883
129,000     Gilead Sciences, Inc.* .................................   4,481,460
 75,460     IDEC Pharmaceuticals
              Corporation* .........................................   3,472,669
                                                                     -----------
                                                                      10,128,012
                                                                     -----------
            COMMERCIAL SERVICES &
              SUPPLIES--5.6%
 52,635     Avery Dennison Corporation .............................   3,276,002
375,590     BISYS Group, Inc. (The)* ...............................   6,723,061
 53,000     Corinthian Colleges, Inc.* .............................   2,008,700
                                                                     -----------
                                                                      12,007,763
                                                                     -----------
            COMMUNICATION
              EQUIPMENT--2.6%
293,875     Brocade Communications
              Systems, Inc.* .......................................   2,018,921
 77,800     Emulex Corporation* ....................................   1,396,510
131,200     UTStarcom, Inc.* .......................................   2,240,896
                                                                     -----------
                                                                       5,656,327
                                                                     -----------
            COMPUTERS &
              PERIPHERALS--3.3%
 89,555     Lexmark International, Inc., Cl. A* ....................   5,321,358
639,700     Sun Microsystems, Inc.* ................................   1,894,152
                                                                     -----------
                                                                       7,215,510
                                                                     -----------
            CONTAINERS &
              PACKAGING--.5%
 60,650     Pactiv Corporation* ....................................   1,203,296
                                                                     -----------
            DIVERSIFIED FINANCIALS--3.1%
 73,579     Affiliated Managers Group, Inc.* .......................   3,820,222
107,335     LaBranche & Co Inc.* ...................................   2,899,118
                                                                     -----------
                                                                       6,719,340
                                                                     -----------
            ELECTRONIC EQUIPMENT &
              INSTRUMENTS--2.0%
507,300     Flextronics International Ltd.* ........................   4,241,028
                                                                     -----------
            ENERGY EQUIPMENT &
              SERVICES--2.4%
 68,025     BJ Services Company* ...................................   2,063,198


 SHARES     COMMON STOCKS--95.4%                                         VALUE
 -------                                                                 -----
            ENERGY EQUIPMENT &
              SERVICES--(cont'd)
 34,775     Cooper Cameron Corporation* ............................ $ 1,621,211
 50,800     Smith International, Inc.* .............................   1,588,008
                                                                     -----------
                                                                       5,272,417
                                                                     -----------
            FOOD PRODUCTS--1.1%
 66,600     Dean Foods Company* ....................................   2,496,834
                                                                     -----------
            HEALTH CARE EQUIPMENT &
              SUPPLIES--3.3%
 54,150     Alcon, Inc.* ...........................................   2,221,233
118,745     Zimmer Holdings, Inc.* .................................   4,894,669
                                                                     -----------
                                                                       7,115,902
                                                                     -----------
            HEALTH CARE PROVIDERS &
              SERVICES--10.8%
 28,150     AmerisourceBergen Corporation ..........................   2,002,873
 46,300     Anthem, Inc.* ..........................................   2,916,900
179,100     Health Management
              Associates, Inc., Cl. A* .............................   3,424,392
 94,400     Laboratory Corporation of
              America Holdings* ....................................   2,275,040
 49,300     MID Atlantic Medical
              Services, Inc.* ......................................   1,794,520
 49,125     Quest Diagnostics
              Incorporated* ........................................   3,135,649
117,405     Triad Hospitals, Inc.* .................................   4,285,282
 69,900     Universal Health
              Services, Inc., Cl. B* ...............................   3,388,752
                                                                     -----------
                                                                      23,223,408
                                                                     -----------
            HOTELS, RESTAURANTS &
              LEISURE--9.0%
143,400     Brinker International, Inc.* ...........................   4,071,126
 45,675     Harrah's Entertainment, Inc.* ..........................   1,918,350
 68,100     International Game Technology* .........................   5,121,801
137,475     MGM MIRAGE* ............................................   4,275,472
218,300     Royal Caribbean Cruises Ltd. ...........................   4,007,988
                                                                     -----------
                                                                      19,394,737
                                                                     -----------
            HOUSEHOLD DURABLES--3.3%
159,100     D.R. Horton, Inc. ......................................   3,065,857
  5,900     Harman International
              Industries, Incorporated .............................     330,400
 68,400     Lennar Corporation .....................................   3,773,627
                                                                     -----------
                                                                       7,169,884
                                                                     -----------
            INFORMATION TECHNOLOGY
              CONSULTING &
              SERVICES--.8%
 37,100     Affiliated Computer Services,
              Inc., Cl. A* .........................................   1,708,455
                                                                     -----------
            Insurance--4.4%
157,950     Willis Group Holdings Limited* .........................   4,833,270

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger MidCap Growth Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
-------                                                                 -----
            INSURANCE--(CONT'D)
123,510     W. R. Berkley Corporation ............................. $  4,588,397
                                                                    ------------
                                                                       9,421,667
                                                                    ------------
            INTERNET & CATALOG
              RETAIL--.4%
 99,350     NetFlix Inc.*+ ........................................      891,269
                                                                    ------------
            INTERNET SOFTWARE &
              SERVICES--2.7%
  6,400     Overture Services, Inc.* ..............................      176,192
220,100     VeriSign, Inc.* .......................................    1,771,805
260,000     Yahoo! Inc. * .........................................    3,879,200
                                                                    ------------
                                                                       5,827,197
                                                                    ------------
            MEDIA--3.5%
 73,760     Entercom Communications
              Corp.* ..............................................    3,630,467
 27,650     McClatchy Company, Cl. A (The) ........................    1,717,895
 44,530     New York Times Company,
              Cl. A (The) .........................................    2,155,697
                                                                    ------------
                                                                       7,504,059
                                                                    ------------
            MULTILINE RETAIL--1.4%
111,000     Dollar Tree Stores, Inc.* .............................    2,918,190
                                                                    ------------
            OIL & GAS--1.6%
 32,070     Devon Energy Corporation ..............................    1,619,535
 49,550     EOG Resources, Inc. ...................................    1,834,837
                                                                    ------------
                                                                       3,454,372
                                                                    ------------
            PHARMACEUTICALS--2.3%
 39,200     Allergan, Inc. ........................................    2,134,440
 30,600     Mylan Laboratories Inc. ...............................      962,982
 24,000     Teva Pharmaceutical
              Industries Ltd. ADR .................................    1,858,320
                                                                    ------------
                                                                       4,955,742
                                                                    ------------
            SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--3.9%
 97,350     International Rectifier
              Corporation* ........................................    1,681,235
154,450     Intersil Corporation, Cl. A* ..........................    2,624,105
303,525     National Semiconductor
              Corporation* ........................................    4,030,812
                                                                    ------------
                                                                       8,336,152
                                                                    ------------

 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
-------                                                                 -----
            SOFTWARE--7.9%
 11,550     Electronic Arts Inc.* ................................. $    752,136
588,500     Rational Software Corporation* ........................    3,895,870
165,600     Synopsys, Inc.* .......................................    6,267,960
119,000     Take-Two Interactive
              Software, Inc.* .....................................    3,067,820
196,800     VERITAS Software Corporation* .........................    3,001,200
                                                                    ------------
                                                                      16,984,986
                                                                    ------------
            SPECIALTY RETAIL--8.1%
 42,650     Blockbuster Inc. Cl. A ................................    1,022,321
108,200     Chico's FAS, Inc.* ....................................    2,088,260
103,700     Limited Brands ........................................    1,624,979
 84,050     Michaels Stores, Inc.* ................................    3,778,888
198,400     PETsMART, Inc.* .......................................    3,791,424
 72,600     Ross Stores, Inc. .....................................    3,038,310
105,675     TJX Companies, Inc. (The) .............................    2,168,451
                                                                    ------------
                                                                      17,512,633
                                                                    ------------
            TEXTILES, APPAREL &
              LUXURY GOODS--1.3%
 79,200     Jones Apparel Group, Inc.* ............................    2,743,488
                                                                    ------------
            TRADING COMPANIES &
              DISTRIBUTORS--1.0%
 43,645     W. W. Grainger, Inc. ..................................    2,115,037
                                                                    ------------
            Total Common Stocks
              (Cost $204,991,400) .................................  205,718,335
                                                                    ------------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS--3.5%
 ---------
            U.S. Government & Agency Obligations
$7,650,000  Federal Home Loan Banks
              1.50%, 11/1/02
              (Cost $7,650,000) ...................................    7,650,000
                                                                    ------------
Total Investments
  (Cost $212,641,400)(a) ...................................  98.9%  213,368,335
Other Assets in Excess of Liabilities ......................   1.1     2,359,054
                                                             -----  ------------
Net Assets ................................................. 100.0% $215,727,389
                                                             =====  ============


*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $226,916,381, amounted to $13,548,046 which consisted of aggregate gross unrealized appreciation of $6,254,129 and aggregate gross unrealized depreciation of $19,802,175.





                       See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUND
Alger MidCap Growth Institutional Portfolio
Financial Highlights
For a share outstanding throughout the year

                                                                   YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                               2002          2001         2000          1999        1998
                                             --------      --------     --------      --------    --------
Net asset value, beginning of year ......... $  13.34     $  17.53     $  11.80      $   8.83     $ 11.36
                                             --------     --------     --------      --------     -------
Net investment income (loss)(i) ............    (0.10)       (0.08)       (0.04)        (0.05)      (0.06)
Net realized and unrealized
   gain (loss) on investments ..............    (2.48)       (3.44)        6.07          3.78        1.78
                                             --------     --------     --------      --------     -------
     Total from investment
       operations ..........................    (2.58)       (3.52)        6.03          3.73        1.72
Distributions from net
   realized gains ..........................       --        (0.67)       (0.30)        (0.76)      (4.25)
                                             --------     --------     --------      --------     -------
Net asset value,
   end of year ............................. $  10.76     $  13.34     $  17.53      $  11.80     $  8.83
                                             ========     ========     ========      ========     =======
Total Return ...............................   (19.3%)      (20.6%)       51.3%         42.4%       11.5%
                                             ========     ========     ========      ========     =======
Ratios and Supplemental Data:
  Net assets, end of year
     (000's omitted) ....................... $215,727     $217,153     $177,566      $ 28,233     $ 6,667
                                             ========     ========     ========      ========     =======
  Ratio of expenses to
     average net assets ....................     1.17%        1.13%        1.12%         1.23%       1.22%
                                             ========     ========     ========      ========     =======
   Ratio of net investment
     income (loss) to
     average net assets ....................    (0.81%)      (0.51%)      (0.24%)       (0.49%)     (0.52%)
                                             ========     ========     ========      ========     =======
  Portfolio Turnover Rate ..................   284.69%      130.93%      113.14%       165.68%     184.23%
                                             ========     ========     ========      ========     =======

(i) Amount was computed based on average shares outstanding during the year.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                               Alger
                              Capital        Russell 3000
                           Appreciation         Growth       S&P 500
                           Institutional        Index         Index
                          ---------------    ------------    -------
         11/8/93              $10,000          $10,000       $10,000
         10/31/94              10,080           10,507        10,410
         10/31/95              15,564           13,487        13,162
         10/31/96              16,515           16,338        16,333
         10/31/97              20,820           21,180        21,579
         10/31/98              26,672           25,499        26,324
         10/31/99              49,169           34,143        33,082
         10/31/00              55,631           37,490        35,100
         10/31/01              35,931           22,740        26,360
         10/31/02              27,641           18,250        22,378

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Portfolio, the Russell 3000 Growth Index and the S&P 500 Index on November 8, 1993, the inception date of the Alger Capital Appreciation Institutional Portfolio. Figures for the Alger Capital Appreciation Institutional Portfolio, the Russell 3000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. The Portfolio has changed its comparative index to the Russell 3000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                Average Annual Returns
                                                               Since Inception
                                          1 Year     5 Years       11/8/93
                                        ---------------------------------------
      Alger Capital Appreciation
      Institutional Portfolio .........  (23.07%)     5.83%        11.99%
      Russell 3000 Growth Index .......  (19.74%)    (2.93%)        6.93%
      S&P 500 Index ...................  (15.10%)     0.73%         9.38%
                                        ---------------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Capital Appreciation Institutional Portfolio
Schedule of Investments
October 31, 2002

 SHARES     COMMON STOCKS--87.6%                                        VALUE
-------                                                                 -----
            AEROSPACE & DEFENSE--1.1%
 24,000     Alliant Techsystems Inc.* ............................. $  1,443,600
                                                                    ------------
            BANKS--2.7%
 32,400     Fifth Third Bancorp ...................................    2,057,400
 35,500     GreenPoint Financial Corp. ............................    1,546,735
                                                                    ------------
                                                                       3,604,135
                                                                    ------------
            BEVERAGES--.8%
 43,660     Constellation Brands, Inc., Cl. A* ....................    1,105,908
                                                                    ------------
            BIOTECHNOLOGY--6.2%
110,100     Gilead Sciences, Inc. * ...............................    3,824,874
 95,050     IDEC Pharmaceuticals
              Corporation*+ .......................................    4,374,201
                                                                    ------------
                                                                       8,199,075
                                                                    ------------
            COMMERCIAL SERVICES &
              SUPPLIES--6.0%
 28,050     Apollo Group, Inc., Cl. A* ............................    1,164,075
 26,000     BISYS Group, Inc., (The)* .............................      465,400
 61,100     Career Education Corporation* .........................    2,450,721
151,300     Concord EFS, Inc.* ....................................    2,160,564
 47,400     First Data Corporation ................................    1,656,156
                                                                    ------------
                                                                       7,896,916
                                                                    ------------
            DIVERSIFIED FINANCIALS--3.4%
 37,600     Citigroup Inc. ........................................    1,389,320
 30,200     SLM Corporation .......................................    3,102,748
                                                                    ------------
                                                                       4,492,068
                                                                    ------------
            ENERGY EQUIPMENT &
              SERVICES--.6%
  2,700     BJ Services Company* ..................................       81,891
 10,930     Cooper Cameron Corporation* ...........................      509,556
  6,050     Nabors Industries Ltd.* ...............................      211,568
                                                                    ------------
                                                                         803,015
                                                                    ------------
            FOOD & DRUG RETAILING--.9%
 35,400     Walgreen Co. ..........................................    1,194,750
                                                                    ------------
            HEALTH CARE EQUIPMENT &
              SUPPLIES--6.6%
 39,700     Alcon, Inc.* ..........................................    1,628,494
 74,300     Boston Scientific Corporation* ........................    2,795,909
 47,640     St. Jude Medical, Inc.* ...............................    1,696,460
 14,100     Varian Medical Systems, Inc.* .........................      679,902
 45,100     Zimmer Holdings, Inc.* ................................    1,859,022
                                                                    ------------
                                                                       8,659,787
                                                                    ------------
            HEALTH CARE PROVIDERS &
              SERVICES--10.1%
 45,900     AmerisourceBergen Corporation .........................    3,265,785
 52,300     Anthem, Inc.* .........................................    3,294,900
 59,200     HCA Inc. ..............................................    2,574,608
 61,600     Tenet Healthcare Corporation* .........................    1,771,000


 SHARES     COMMON STOCKS (CONTINUED)                                   VALUE
-------                                                                 -----
            HEALTH CARE PROVIDERS &
              SERVICES--(cont'd)
 31,700     WellPoint Health Networks Inc.* ....................... $  2,384,157
                                                                    ------------
                                                                      13,290,450
                                                                    ------------
            HOTELS, RESTAURANTS &
              LEISURE--4.8%
 75,200     Brinker International, Inc.* ..........................    2,134,928
  9,200     International Game Technology* ........................      691,932
 31,000     Mandalay Resort Group* ................................      876,990
 44,050     MGM MIRAGE* ...........................................    1,369,955
 38,500     Wendy's International, Inc. ...........................    1,219,680
                                                                    ------------
                                                                       6,293,485
                                                                    ------------
            HOUSEHOLD DURABLES--1.0%
 67,800     D.R. Horton, Inc.+ ....................................    1,306,506
                                                                    ------------
            INFORMATION TECHNOLOGY
              CONSULTING &
              SERVICES--3.0%
 85,130     Affiliated Computer Services, Inc.,
              Cl. A* ..............................................    3,920,237
                                                                    ------------
            INSURANCE--2.2%
 42,300     AFLAC Incorporated ....................................    1,287,612
 53,400     Willis Group Holdings Limited * .......................    1,634,040
                                                                    ------------
                                                                       2,921,652
                                                                    ------------
            INTERNET & CATALOG
              RETAIL--2.0%
 41,750     eBay Inc.*+ ...........................................    2,640,270
                                                                    ------------
            INTERNET SOFTWARE &
              SERVICES--1.1%
 11,300     Expedia, Inc., Cl. A*+ ................................      764,558
 12,100     Hotels.com Cl. A*+ ....................................      754,435
                                                                    ------------
                                                                       1,518,993
                                                                    ------------
            LEISURE EQUIPMENT &
              PRODUCTS--.8%
 60,300     Mattel, Inc. ..........................................    1,107,108
                                                                    ------------
            MEDIA--3.3%
 13,000     Gannett Co., Inc. .....................................      987,090
 17,970     New York Times Company,
              Cl. A (The) .........................................      869,928
 30,900     Tribune Company .......................................    1,484,745
 22,900     Viacom Inc., Cl. B* ...................................    1,021,569
                                                                    ------------
                                                                       4,363,332
                                                                    ------------
            MULTILINE RETAIL--3.3%
 92,700     Dollar Tree Stores, Inc.* .............................    2,437,083
 35,200     Wal-Mart Stores, Inc. .................................    1,884,960
                                                                    ------------
                                                                       4,322,043
                                                                    ------------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Capital Appreciation Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                  VALUE
 -------                                                               -----
            PHARMACEUTICALS--9.6%
 12,100     Allergan, Inc. ....................................... $    658,845
 24,800     Forest Laboratories, Inc. * ..........................    2,430,152
 46,400     Johnson & Johnson ....................................    2,726,000
122,600     Pfizer Inc. ..........................................    3,895,002
 19,900     Teva Pharmaceutical
              Industries Ltd. ADR ................................    1,540,857
 41,900     Wyeth ................................................    1,403,650
                                                                   ------------
                                                                     12,654,506
                                                                   ------------
            SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--2.4%
 44,300     Intersil Corporation, Cl. A* .........................      752,657
 59,100     Marvell Technology Group Ltd.*+ ......................      958,011
 45,900     Maxim Integrated
              Products, Inc.* ....................................    1,461,456
                                                                   ------------
                                                                      3,172,124
                                                                   ------------
            SOFTWARE--6.6%
 47,400     Intuit Inc.* .........................................    2,461,008
 77,850     Microsoft Corporation* ...............................    4,162,640
 81,400     Take-Two Interactive
              Software, Inc.* ....................................    2,098,492
                                                                   ------------
                                                                      8,722,140
                                                                   ------------
            SPECIALTY RETAIL--7.4%
114,500     Abercrombie & Fitch Co., Cl. A * .....................    2,040,390
 37,500     Bed Bath & Beyond Inc. * .............................    1,329,750
132,700     Limited Brands .......................................    2,079,409
 32,300     Lowe's Companies, Inc. ...............................    1,347,879
 30,000     Michaels Stores, Inc.* ...............................    1,348,800
 48,000     PETsMART, Inc.* ......................................      917,280
 38,700     Pier 1 Imports, Inc. .................................      729,495
                                                                   ------------
                                                                      9,793,003
                                                                   ------------
            TEXTILES, APPAREL &
              LUXURY GOODS--1.7%
 21,100     Jones Apparel Group, Inc.* ...........................      730,904
 31,800     NIKE, Inc. Cl. B .....................................    1,500,642
                                                                   ------------
                                                                      2,231,546
                                                                   ------------
            Total Common Stocks
              (Cost $119,324,893) ................................  115,656,649
                                                                   ------------

PRINCIPAL
  AMOUNT    SHORT-TERM INVESTMENTS--17.6%                              VALUE
 ---------                                                            -------
            U.S. GOVERNMENT &
              AGENCY OBLIGATIONS--10.7%
$14,150,000 Federal Home Loan Banks
              1.50%, 11/1/02
              (Cost $14,150,000) ................................. $ 14,150,000
                                                                   ------------

 SHARES
-------
            OTHER SHORT-TERM
              INVESTMENTS--6.9%
9,055,831   Securities Lending Quality Trust
              (Cost $9,055,831)(b) ...............................    9,055,831
                                                                   ------------
            Total Short-Term Investments
              (Cost $23,205,831) .................................   23,205,831
                                                                   ------------

Total Investments
  (Cost $142,530,724)(a) .................................. 105.2%  138,862,480
Liabilities in Excess of Other Assets .....................  (5.2)   (6,852,785)
                                                            -----  ------------
Net Assets ................................................ 100.0% $132,009,695
                                                            =====  ============

*    Non-income producing security.

+    Securities partially or fully on loan.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $144,238,652, amounted to $5,376,172 which consisted of aggregate gross unrealized appreciation of $6,413,835 and aggregate gross unrealized depreciation of $11,790,007.

(b)  Represents investment of cash collateral received for securities on loan.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Capital Appreciation Institutional Portfolio
Financial Highlights
For a share outstanding throughout the year

                                                                   YEAR ENDED OCTOBER 31,
                                             -------------------------------------------------------------
                                               2002          2001         2000          1999        1998
                                             --------      --------     --------      --------    --------
Net asset value, beginning of year ......... $  11.66     $  18.12     $  16.19      $   8.98      $  9.70
                                             --------     --------     --------      --------      -------
Net investment
   income (loss)(i) ........................    (0.08)       (0.03)       (0.09)        (0.09)       (0.08)
Net realized and unrealized
   gain (loss) on investments ..............    (2.61)       (6.37)        2.24          7.63         2.96
                                             --------     --------     --------      --------      -------
    Total from investment
      operations ...........................    (2.69)       (6.40)        2.15          7.54         2.88
Distributions from
  net realized gains .......................       --        (0.06)       (0.22)        (0.33)       (3.60)
                                             --------     --------     --------      --------      -------
Net asset value,
   end of year ............................. $   8.97     $  11.66     $  18.12      $  16.19      $  8.98
                                             ========     ========     ========      ========      =======
Total Return ...............................   (23.1%)      (35.4%)       13.1%         84.3%        28.1%
                                             ========     ========     ========      ========      =======
Ratios and Supplemental Data:
   Net assets, end of year
     (000's omitted) ....................... $132,010     $187,187     $279,916      $ 96,711      $ 5,587
                                             ========     ========     ========      ========      =======
  Ratio of expenses to average
     net assets ............................     1.23%        1.18%        1.14%         1.29%        1.44%
                                             ========     ========     ========      ========      =======
  Ratio of net investment
     income (loss) to
     average net assets ....................    (0.73%)      (0.21%)      (0.43%)       (0.59%)      (0.79%)
                                             ========     ========     ========      ========      =======
  Portfolio Turnover Rate ..................   180.39%      104.17%      144.16%       155.40%      177.09%
                                             ========     ========     ========      ========      =======

(i) Amount was computed based on average shares outstanding during the year.








                       See Notes to Financial Statements.

================================================================================
ALGER BALANCED INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                                                                   Lehman
                      Alger         Russell 1000                 Government/
                    Balanced           Growth       S&P 500        Credit
                  Institutional        Index         Index       Bond Index
                 ---------------    ------------    -------      -----------
12/04/00             $10,000          $10,000       $10,000       $10,000
10/31/01               8,200            7,067         8,200         8,149
10/31/02               6,670            5,680         6,918        11,937

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Balanced Institutional Portfolio, the Russell 1000 Growth Index, the S&P 500 Index, and the Lehman Brothers Government/Credit Bond Index on December 4, 2000, the inception date of the Alger Balanced Institutional Portfolio, through October 31, 2002. Figures for the Alger Balanced Institutional Portfolio, the Russell 1000 Growth Index (an unmanaged index of common stocks), the S&P 500 Index (an unmanaged index of common stocks), and the Lehman Brothers Government/Credit Bond Index (an unmanaged index of government and corporate bonds), include reinvestment of dividends and/or interest. The Portfolio has changed one of its comparative indices to the Russell 1000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.


--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                  Average Annual Returns
                                                             Since Inception
                                                1 Year           12/4/00
                                             -------------------------------
          Alger Balanced
          Institutional Portfolio ..........   (18.66%)         (19.11%)
          Russell 1000 Growth Index ........   (19.62%)         (25.66%)
          S&P 500 Index ....................   (15.10%)         (17.57%)
          Lehman Brothers
          Government/Credit Bond Index .....     5.48%            9.73%
                                             -------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Balanced Institutional Portfolio
Schedule of Investments
October 31, 2002

 SHARES     COMMON STOCKS--46.3%                                          VALUE
-------                                                                   -----
            AEROSPACE & DEFENSE--1.2%
     10     General Dynamics Corporation ............................... $   791
      5     Lockheed Martin Corporation ................................     290
     15     Northrop Grumman Corporation ...............................   1,547
                                                                         -------
                                                                           2,628
                                                                         -------
            AIR FREIGHT & LOGISTICS--.7%
     30     FedEx Corp. ................................................   1,596
                                                                         -------
            AUTOMOTIVE--1.2%
     50     Harley-Davidson, Inc. ......................................   2,615
                                                                         -------
            BANKS--1.5%
     35     Bank of America Corporation ................................   2,443
     15     Fifth Third Bancorp ........................................     953
                                                                         -------
                                                                           3,396
                                                                         -------
            BIOTECHNOLOGY--1.9%
     30     Amgen Inc.* ................................................   1,396
     15     Biogen, Inc. * .............................................     550
     50     IDEC Pharmaceuticals
              Corporation* .............................................   2,301
                                                                         -------
                                                                           4,247
                                                                         -------
            BUILDING PRODUCTS--.5%
     60     Masco Corporation ..........................................   1,234
                                                                         -------
            COMMERCIAL SERVICES &
              SUPPLIES--1.3%
    125     Concord EFS, Inc.* .........................................   1,785
     30     First Data Corporation .....................................   1,048
                                                                         -------
                                                                           2,833
                                                                         -------
            COMMUNICATION
              EQUIPMENT--.9%
    180     Cisco Systems, Inc.* .......................................   2,012
                                                                         -------
            COMPUTERS & PERIPHERALS--2.9%
     55     Dell Computer Corporation* .................................   1,574
    225     EMC Corporation * ..........................................   1,150
     20     Lexmark International, Inc., Cl. A* ........................   1,187
    855     Sun Microsystems, Inc.* ....................................   2,532
                                                                         -------
                                                                           6,443
                                                                         -------
            DIVERSIFIED FINANCIALS--1.9%
     90     Citigroup Inc. .............................................   3,326
     10     SLM Corporation ............................................   1,027
                                                                         -------
                                                                           4,353
                                                                         -------
            ENERGY EQUIPMENT &
              SERVICES--.9%
     60     Nabors Industries Ltd.* ....................................   2,098
                                                                         -------

 SHARES     COMMON STOCKS (CONTINUED)                                     VALUE
 -------                                                                  -----
            HEALTH CARE EQUIPMENT &
              SUPPLIES--2.4%
     15     Alcon, Inc.* ............................................... $   615
     60     Boston Scientific Corporation* .............................   2,258
     20     Medtronic, Inc. ............................................     896
     25     Stryker Corporation ........................................   1,578
                                                                         -------
                                                                           5,347
                                                                         -------
            HEALTH CARE PROVIDERS &
              SERVICES--2.3%
     30     Anthem, Inc.* ..............................................   1,890
     65     Tenet Healthcare Corporation* ..............................   1,869
     15     UnitedHealth Group Incorporated ............................   1,364
                                                                         -------
                                                                           5,123
                                                                         -------
            HOTELS, RESTAURANTS &
              LEISURE--.7%
     60     Carnival Corporation, Cl. A ................................   1,567
                                                                         -------
            HOUSEHOLD PRODUCTS--1.4%
     25     Colgate-Palmolive Company ..................................   1,375
     20     Procter & Gamble Company (The) .............................   1,768
                                                                         -------
                                                                           3,143
                                                                         -------
            INDUSTRIAL
              CONGLOMERATES--2.4%
    100     General Electric Company ...................................   2,525
    195     Tyco International Ltd. ....................................   2,820
                                                                         -------
                                                                           5,345
                                                                         -------
            INSURANCE--2.1%
     25     AFLAC Incorporated .........................................     761
     35     American International Group, Inc. .........................   2,189
     30     Chubb Corporation, (The) ...................................   1,692
                                                                         -------
                                                                           4,642
                                                                         -------
            INTERNET & CATALOG
              RETAIL--1.5%
     50     Amazon.com, Inc.* ..........................................     968
     40     eBay Inc.* .................................................   2,530
                                                                         -------
                                                                           3,498
                                                                         -------
            INTERNET SOFTWARE &
              SERVICES--.3%
     50     Yahoo! Inc.* ...............................................     746
                                                                         -------
            MEDIA--1.5%
     75     Viacom Inc., Cl. B* ........................................   3,346
                                                                         -------
            MULTILINE RETAIL--2.2%
     15     Kohl's Corporation* ........................................     877
     75     Wal-Mart Stores, Inc. ......................................   4,016
                                                                         -------
                                                                           4,893
                                                                         -------
            OIL & GAS--.6%
     25     Devon Energy Corporation ...................................   1,263
                                                                         -------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Balanced Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

 SHARES     COMMON STOCKS (CONTINUED)                                     VALUE
 -------                                                                  -----
            PERSONAL PRODUCTS--.5%
     23     Avon Products, Inc. ....................................... $  1,115
                                                                        --------
            PHARMACEUTICALS--6.0%
     50     Abbott Laboratories .......................................    2,094
     55     Johnson & Johnson .........................................    3,231
     70     Pfizer Inc. ...............................................    2,224
     60     Pharmacia Corporation .....................................    2,580
    100     Wyeth .....................................................    3,350
                                                                        --------
                                                                          13,479
                                                                        --------
            ROAD & RAIL--.4%
     15     Union Pacific Corporation .................................      886
                                                                        --------
            SEMICONDUCTOR EQUIPMENT
              & PRODUCTS--2.2%
     55     Intel Corporation .........................................      952
     50     Linear Technology Corporation .............................    1,382
    340     Taiwan Semiconductor
              Manufacturing
                Company Ltd. ADR* .....................................    2,658
                                                                        --------
                                                                           4,992
                                                                        --------
            SOFTWARE--2.6%
     85     Microsoft Corporation* ....................................    4,545
     20     Synopsys, Inc.* ...........................................      756
     35     VERITAS Software Corporation* .............................      534
                                                                        --------
                                                                           5,835
                                                                        --------
            SPECIALTY RETAIL--2.3%
     75     Home Depot, Inc. (The) ....................................    2,165
     25     Lowe's Companies, Inc. ....................................    1,045
     95     TJX Companies, Inc. (The) .................................    1,949
                                                                        --------
                                                                           5,159
                                                                        --------
            Total Common Stocks
              (Cost $103,452) .........................................  103,834
                                                                        --------


PRINCIPAL   U.S. GOVERNMENT
  AMOUNT      OBLIGATIONS--39.8%                                          VALUE
 ---------                                                               -------
$87,000     U.S. Treasury Notes,
              3.38%, 4/30/04
              (Cost $87,010) .......................................... $ 89,352
                                                                        --------

            SHORT-TERM INVESTMENTS--4.4%
            U.S. GOVERNMENT OBLIGATIONS
10,000      U.S. Treasury Bills,
              1.61%, 1/9/03
              (Cost $9,969) ...........................................    9,969
                                                                        --------

Total Investments
  (Cost $200,431)(a) .........................................  90.5%    203,155
Other Assets in Excess of Liabilities ........................   9.5      21,350
                                                               -----    --------
Net Assets ................................................... 100.0%   $224,505
                                                               =====    ========


*    Non-income producing security.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $211,896, amounted to $8,741 which consisted of aggregate gross unrealized appreciation of $5,970 and aggregate gross unrealized depreciation of $14,711.





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Balanced Institutional Portfolio
Financial Highlights
For a share outstanding throughout the period

                                                                             YEAR           FROM DECEMBER 4, 2000
                                                                             ENDED      (COMMENCEMENT OF OPERATIONS)
                                                                       OCTOBER 31, 2002      TO OCTOBER 31, 2001
                                                                       ---------------- ----------------------------
Net asset value, beginning of period ..................................     $  8.20                $ 10.00
                                                                            -------                -------
Net investment income (loss) (i) ......................................       (0.39)                 (0.11)
Net realized and unrealized loss on investments .......................       (1.14)                 (1.69)
                                                                            -------                -------
  Total from investment operations ....................................       (1.53)                 (1.80)
                                                                            -------                -------
Net asset value, end of period ........................................     $  6.67                $  8.20
                                                                            =======                =======
Total Return (not annualized) .........................................       (18.7%)                (18.0%)
                                                                            =======                =======
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ...........................     $   225                $   108
                                                                            =======                =======
  Ratio of expenses to average net assets (annualized) ................        6.72%                  3.13%
                                                                            =======                =======
  Ratio of net investment income to average net assets (annualized) ...       (5.21%)                (1.44%)
                                                                            =======                =======
  Portfolio Turnover Rate .............................................      321.89%                 15.99%
                                                                            =======                =======

(i) Amount was computed based on average shares outstanding during the period.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO
PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

        [Data below were represented by a graph in the original report.]

                               Alger
                             Socially
                            Responsible                  Russell 3000
                              Growth         S&P 500        Growth
                           Institutional      Index         Index
                          ---------------    -------     ------------
         12/4/00              $10,000        $10,000       $10,000
         10/31/01               6,370          8,149         7,305
         10/31/02               4,430          6,918         5,863

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Socially Responsible Growth Institutional Portfolio, Russell 3000 Growth Index and the S&P 500 Index on December 4, 2000, the inception date of the Alger Socially Responsible Growth Institutional Portfolio, through October 31, 2002. Figures for the Alger Socially Responsible Growth Institutional Portfolio, Russell 3000 Growth Index (an unmanaged index of common stocks) and the S&P 500 Index (an unmanaged index of common stocks), include reinvestment of dividends. The Portfolio has changed its comparative index to the Russell 3000 Growth Index. Fund management believes this index more closely represents the stocks in which the Portfolio normally invests.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                   Average Annual Returns
                                                               Since Inception
                                                  1 Year           12/4/00
                                               ---------------------------------
       Alger Socially Responsible
       Growth Institutional Portfolio ........   (30.46%)        (34.71%)
       S&P 500 Index .........................   (15.10%)        (17.57%)
       Russell 3000 Growth Index .............   (19.74%)        (24.42%)
                                               ---------------------------------

THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE PORTFOLIO'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Socially Responsible Growth Institutional Portfolio
Schedule of Investments
October 31, 2002

SHARES      COMMON STOCKS--84.9%                                          VALUE
-------                                                                   -----
            BANKS--3.0%
     15     Fifth Third Bancorp ........................................ $   953
     10     GreenPoint Financial Corp. .................................     435
                                                                         -------
                                                                           1,388
                                                                         -------
            BIOTECHNOLOGY--6.0%
     40     Gilead Sciences, Inc.* .....................................   1,390
     30     IDEC Pharmaceuticals
              Corporation* .............................................   1,380
                                                                         -------
                                                                           2,770
                                                                         -------
            COMMERCIAL SERVICES &
              SUPPLIES--5.9%
     10     Apollo Group, Inc., Cl. A* .................................     415
     25     Career Education Corporation* ..............................   1,003
     55     Concord EFS, Inc.* .........................................     785
     15     First Data Corporation .....................................     524
                                                                         -------
                                                                           2,727
                                                                         -------
            DIVERSIFIED FINANCIALS--3.4%
     15     Citigroup Inc. .............................................     556
     10     SLM Corporation ............................................   1,026
                                                                         -------
                                                                           1,582
                                                                         -------
            FOOD & DRUG RETAILING--1.1%
     15     Walgreen Co. ...............................................     506
                                                                         -------
            HEALTH CARE EQUIPMENT &
              SUPPLIES--6.4%
     15     Alcon, Inc.* ...............................................     615
     25     Boston Scientific Corporation* .............................     941
     15     St. Jude Medical, Inc.* ....................................     534
      5     Varian Medical Systems, Inc.* ..............................     241
     15     Zimmer Holdings, Inc.* .....................................     618
                                                                         -------
                                                                           2,949
                                                                         -------
            HEALTH CARE PROVIDERS &
              SERVICES--10.2%
     15     AmerisourceBergen Corporation ..............................   1,067
     20     Anthem, Inc.* ..............................................   1,260
     25     HCA Inc. ...................................................   1,087
     20     Tenet Healthcare Corporation* ..............................     575
     10     WellPoint Health Networks Inc.* ............................     752
                                                                         -------
                                                                           4,741
                                                                         -------
            HOTELS, RESTAURANTS &
              LEISURE--2.6%
     25     Brinker International, Inc.* ...............................     710
     15     Wendy's International, Inc. ................................     475
                                                                         -------
                                                                           1,185
                                                                         -------
            HOUSEHOLD DURABLES--1.1%
     27     D.R. Horton, Inc. ..........................................     520
                                                                         -------


SHARES      COMMON STOCKS (CONTINUED)                                     VALUE
-------                                                                   -----
            INFORMATION TECHNOLOGY
              CONSULTING & SERVICES--3.0%
     30     Affiliated Computer Services,
              Inc., Cl. A* ............................................. $ 1,382
                                                                         -------
            INSURANCE--2.3%
     15     AFLAC Incorporated .........................................     457
     20     Willis Group Holdings Limited * ............................     612
                                                                         -------
                                                                           1,069
                                                                         -------
            INTERNET & CATALOG
              RETAIL--2.0%
     15     eBay Inc.* .................................................     949
                                                                         -------
            INTERNET SOFTWARE &
              SERVICES--1.4%
      5     Expedia, Inc., Cl. A* ......................................     338
      5     Hotels.com Cl. A* ..........................................     312
                                                                         -------
                                                                             650
                                                                         -------
            LEISURE EQUIPMENT &
              PRODUCTS--.8%
     20     Mattel, Inc. ...............................................     367
                                                                         -------
            MEDIA--3.3%
      5     Gannett Co., Inc. ..........................................     380
      5     New York Times Company,
              Cl. A (The) ..............................................     242
     10     Tribune Company ............................................     481
     10     Viacom Inc., Cl. B* ........................................     446
                                                                         -------
                                                                           1,549
                                                                         -------
            MULTILINE RETAIL--3.4%
     30     Dollar Tree Stores, Inc.* ..................................     789
     15     Wal-Mart Stores, Inc. ......................................     803
                                                                         -------
                                                                           1,592
                                                                         -------
            PHARMACEUTICALS--10.2%
     10     Allergan, Inc. .............................................     545
     10     Forest Laboratories, Inc.* .................................     980
     15     Johnson & Johnson ..........................................     881
     45     Pfizer Inc. ................................................   1,430
      5     Teva Pharmaceutical Industries
              Ltd. ADR .................................................     386
     15     Wyeth ......................................................     503
                                                                         -------
                                                                           4,725
                                                                         -------
            SEMICONDUCTOR
              EQUIPMENT & PRODUCTS--2.3%
     15     Intersil Corporation, Cl. A* ...............................     255
     20     Marvell Technology Group Ltd.* .............................     324
     15     Maxim Integrated Products, Inc.* ...........................     478
                                                                         -------
                                                                           1,057
                                                                         -------

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Socially Responsible Growth Institutional Portfolio
Schedule of Investments (Continued)
October 31, 2002

SHARES      COMMON STOCKS (CONTINUED)                                     VALUE
-------                                                                   -----
            SOFTWARE--6.8%
     20     Intuit Inc.* ............................................... $ 1,038
     25     Microsoft Corporation* .....................................   1,337
     30     Take Two Interactive Software, Inc.* .......................     773
                                                                         -------
                                                                           3,148
                                                                         -------
            SPECIALTY RETAIL--7.4%
     45     Abercrombie & Fitch Co., Cl. A * ...........................     802
     10     Bed Bath & Beyond Inc.* ....................................     355
     45     Limited Brands .............................................     705
     15     Lowe's Companies, Inc. .....................................     626
     20     PETsMART, Inc.* ............................................     382
     30     Pier 1 Imports, Inc. .......................................     566
                                                                         -------
                                                                           3,436
                                                                         -------
            TEXTILES, APPAREL &
              LUXURY GOODS--2.3%
     10     Jones Apparel Group, Inc.* .................................     346
     15     NIKE, Inc., Cl. B ..........................................     708
                                                                         -------
                                                                           1,054
                                                                         -------

            Total Common Stocks
              (Cost $40,780) ...........................................  39,346
                                                                         -------

Total Investments
  (Cost $40,780)(a) ........................................  84.9%       39,346
Other Assets in Excess of Liabilities ......................  15.1         6,984
                                                             -----       -------
Net Assets ................................................. 100.0%      $46,330
                                                             =====       =======


*    Non-income producing security.

(a) At October 31, 2002, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $41,864, amounted to $2,518 which consisted of aggregate gross unrealized appreciation of $1,649 and aggregate gross unrealized depreciation of $4,167.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Alger Socially Responsible Growth Institutional Portfolio
Financial Highlights
For a share outstanding throughout the period

                                                                                 YEAR           FROM DECEMBER 4, 2000
                                                                                 ENDED      (COMMENCEMENT OF OPERATIONS)
                                                                           OCTOBER 31, 2002     TO OCTOBER 31, 2001
                                                                           ---------------- ----------------------------
Net asset value, beginning of period ......................................     $  6.37              $ 10.00
                                                                                -------              -------
Net investment income (loss) (i) ..........................................       (0.77)               (0.30)
Net realized and unrealized loss on investments ...........................       (1.17)               (3.33)
                                                                                -------              -------
  Total from investment operations ........................................       (1.94)               (3.63)
                                                                                -------              -------
Net asset value, end of period ............................................     $  4.43              $  6.37
                                                                                =======              =======
Total Return (not annualized) .............................................      (30.5%)              (36.3%)
                                                                                =======              =======
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted) ...............................     $    46              $    77
                                                                                =======              =======
  Ratio of expenses to average net assets (annualized) ....................       13.48%                5.31%
                                                                                =======              =======
  Ratio of net investment income (loss) to average net assets (annualized)       (13.17%)              (4.75%)
                                                                                =======              =======
  Portfolio Turnover Rate .................................................      205.83%              114.33%
                                                                                =======              =======


(i)  Amount was computed based on average shares outstanding during the period.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Statements of Assets and Liabilities
October 31, 2002

                                                                                                               SOCIALLY
                                         LARGECAP                    MIDCAP        CAPITAL                   RESPONSIBLE
                                          GROWTH      SMALL CAP      GROWTH     APPRECIATION     BALANCED       GROWTH
                                       PORTFOLIO(i)   PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                       ------------ ------------  ------------  ------------    ----------   ------------
ASSETS:
Investments in securities, at value
   (identified cost*)--see
   accompanying schedules
   of investments ................... $ 79,235,241  $ 62,239,266  $213,368,335   $138,862,480   $   203,155   $    39,346
Cash ................................       78,563        31,250       160,475         46,976        17,772         6,671
Receivable for investment
   securities sold ..................    2,743,462     1,140,130     3,147,297      3,077,053         7,415         1,629
Receivable for shares of
   beneficial interest sold .........   30,328,122        35,648     3,756,228         42,518         4,100            --
Dividends and interest receivable ...       57,434         7,126         19,615        21,372            73             8
Prepaid expenses ....................       11,080         6,830        25,765          7,797           308           298
                                      ------------  ------------  ------------   ------------   -----------   -----------
  Total Assets ......................  112,453,902    63,460,250   220,477,715    142,058,196       232,823        47,952
                                      ------------  ------------  ------------   ------------   -----------   -----------

LIABILITIES:
Payable for securities loaned .......      791,302            --            --      9,055,831            --            --
Payable for investment securities
   purchased ........................    2,871,251       580,441     3,348,243        469,951         5,244            --
Payable for shares of beneficial
   interest redeemed ................       21,681        16,924     1,114,621        351,163            --            --
Accrued investment management
   fees .............................       48,988        43,017       139,901         95,255           141            30
Accrued transfer agent fees .........        3,266         2,530         8,744          5,603             9             2
Accrued expenses ....................       57,865        37,417       138,817         70,698         2,924         1,590
                                      ------------  ------------  ------------   ------------   -----------   -----------
  Total Liabilities .................    3,794,353       680,329     4,750,326     10,048,501         8,318         1,622
                                      ------------  ------------  ------------   ------------   -----------   -----------
NET ASSETS .......................... $108,659,549  $ 62,779,921  $215,727,389   $132,009,695   $   224,505   $    46,330
                                      ============  ============  ============   ============   ===========   ===========
Net Assets Consist of:
  Paid-in capital ................... $160,134,940  $164,828,191  $300,475,835   $276,479,031   $   275,684   $    93,241
  Accumulated net investment
     loss ...........................           --            --            --             --            --            --
  Undistributed net realized gain
     (accumulated loss) .............  (48,725,534) (101,409,724)  (85,475,381)  (140,801,092)      (53,903)      (45,477)
  Net unrealized appreciation
     (depreciation) .................   (2,749,857)     (638,546)      726,935     (3,668,244)        2,724        (1,434)
                                      ------------  ------------  ------------   ------------   -----------   -----------
NET ASSETS .......................... $108,659,549  $ 62,779,921  $215,727,389   $132,009,695   $   224,505   $    46,330
                                      ============  ============  ============   ============   ===========   ===========

Shares of beneficial interest
   outstanding--Note 6 ..............   12,488,875     5,725,432    20,046,740     14,713,484        33,645        10,465
                                      ============  ============  ============   ============   ===========   ===========

NET ASSET VALUE PER SHARE ........... $       8.70  $      10.97  $      10.76   $       8.97   $      6.67   $      4.43
                                      ============  ============  ============   ============   ===========   ===========
*Identified cost .................... $ 81,985,098  $ 62,877,812  $212,641,400   $142,530,724   $   200,431   $    40,780
                                      ============  ============  ============   ============   ===========   ===========

----------
(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Portfolio was the Alger Growth Retirement Portfolio.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Statements of Operations
For the year ended October 31, 2002

                                                                                                             SOCIALLY
                                         LARGECAP                    MIDCAP        CAPITAL                 RESPONSIBLE
                                          GROWTH      SMALL CAP      GROWTH     APPRECIATION    BALANCED      GROWTH
                                       PORTFOLIO(i)   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ------------ ------------  ------------  ------------   ----------  ------------
INVESTMENT INCOME
Income:
  Dividends ......................... $    779,454  $     99,926  $    649,175  $    560,182  $       841  $       191
  Interest ..........................       82,310        84,718       204,171       289,056        1,833           --
                                      ------------  ------------  ------------  ------------  -----------  -----------
    Total income ....................      861,764       184,644       853,346       849,238        2,674          191
                                      ------------  ------------  ------------  ------------  -----------  -----------

Expenses:
  Management fees--Note 3(a) ........      718,100       649,692     1,909,491     1,455,077        1,325          463
  Shareholder servicing fees ........      239,367       191,086       596,716       427,964           --           --
  Custodian fees ....................       22,872        23,152        41,306        29,696        8,973        6,391
  Transfer agent fees--Note 3(c) ....       56,980        38,217       119,343        85,593           88           31
  Trustees' fees ....................        5,897         4,687        14,754        10,524           12            4
  Miscellaneous .....................       47,684        50,921       106,324        89,756        1,483        1,434
                                      ------------  ------------  ------------  ------------  -----------  -----------
    Total Expenses ..................    1,090,900       957,755     2,787,934     2,098,610       11,881        8,323
                                      ------------  ------------  ------------  ------------  -----------  -----------
NET INVESTMENT INCOME (LOSS) ........     (229,136)     (773,111)   (1,934,588)   (1,249,372)      (9,207)      (8,132)
                                      ------------  ------------  ------------  ------------  -----------  -----------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
  Net realized loss
     on investments .................  (27,697,261)  (12,084,103)  (55,077,406)  (47,548,125)     (43,449)     (17,379)
  Net change in unrealized
     appreciation (depreciation)
     on investments .................    1,175,696       240,343     4,572,841     7,506,733       11,714        5,649
                                      ------------  ------------  ------------  ------------  -----------  -----------
  Net realized and unrealized gain
     (loss) on investments ..........  (26,521,565)  (11,843,760)  (50,504,565)  (40,041,392)     (31,735)     (11,730)
                                      ------------  ------------  ------------  ------------  -----------  -----------
  NET DECREASE
     IN NET ASSETS RESULTING
     FROM OPERATIONS ................ $(26,750,701) $(12,616,871) $(52,439,153) $(41,290,764) $   (40,942) $   (19,862)
                                      ============  ============  ============  ============  ===========  ===========


----------
(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Portfolio was the Alger Growth Retirement Portfolio.








                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Statements of Changes in Net Assets
For the year ended October 31, 2002

                                                                                                             SOCIALLY
                                         LARGECAP                    MIDCAP        CAPITAL                 RESPONSIBLE
                                          GROWTH      SMALL CAP      GROWTH     APPRECIATION    BALANCED      GROWTH
                                       PORTFOLIO(i)   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ------------ ------------  ------------  ------------   ----------  ------------
Net investment income (loss) ........ $   (229,136) $   (773,111) $ (1,934,588) $ (1,249,372) $    (9,207) $    (8,132)
Net realized loss on investments ....  (27,697,261)  (12,084,103)  (55,077,406)  (47,548,125)     (43,449)     (17,379)
Net change in unrealized appreciation
   (depreciation) on investments ....    1,175,696       240,343     4,572,841     7,506,733       11,714        5,649
                                       -----------   -----------   -----------   -----------  -----------  -----------
Net decrease in net assets
   resulting from operations ........  (26,750,701)  (12,616,871)  (52,439,153)  (41,290,764)     (40,942)     (19,862)
Net increase (decrease) from shares
   of beneficial interest
   transactions--Note 6 .............   38,102,406   (11,393,196)   51,013,257   (13,886,073)     157,906      (11,288)
                                       -----------   -----------   -----------   -----------  -----------  -----------
    Total increase (decrease) .......   11,351,705   (24,010,067)   (1,425,896)  (55,176,837)     116,964      (31,150)
Net Assets:
  Beginning of year .................   97,307,844    86,789,988   217,153,285   187,186,532      107,541       77,480
                                       -----------   -----------   -----------   -----------  -----------  -----------
  End of year ....................... $108,659,549  $ 62,779,921  $215,727,389  $132,009,695  $   224,505  $    46,330
                                       ===========   ===========   ===========   ===========  ===========  ===========
Accumulated net investment loss ..... $         --  $         --  $         --  $         --  $        --  $        --
                                       ===========   ===========   ===========   ===========  ===========  ===========

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Statements of Changes in Net Assets
For the period ended October 31, 2001

                                                                                                             SOCIALLY
                                         LARGECAP                    MIDCAP        CAPITAL                 RESPONSIBLE
                                          GROWTH      SMALL CAP      GROWTH     APPRECIATION    BALANCED      GROWTH
                                       PORTFOLIO(i)   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO*   PORTFOLIO*
                                       ------------ ------------  ------------  ------------   ----------  ------------
Net investment income (loss) ........ $   (219,755) $   (614,618) $ (1,052,837) $    (464,736) $    (1,363) $    (3,668)
Net realized loss on investments ....  (20,131,933)  (67,689,650)  (28,741,471)   (90,096,212)     (10,454)     (28,098)
Net change in unrealized appreciation
   (depreciation) on investments ....  (15,406,514)  (18,274,933)  (19,233,130)   (13,403,674)      (8,990)      (7,083)
                                      ------------  ------------  ------------  -------------  -----------  -----------
Net decrease in net assets resulting
   from operations ..................  (35,758,202)  (86,579,201)  (49,027,438)  (103,964,622)     (20,807)     (38,849)
Distributions to Shareholders:
   Net realized gains ...............   (7,294,748)           --    (7,473,107)      (917,891)          --           --
Net increase (decrease) from shares
   of beneficial interest
   transactions--Note 6 .............   13,787,768   (14,603,945)   96,088,234     12,152,713      128,348      116,329
                                      ------------  ------------  ------------  -------------  -----------  -----------
    Total increase (decrease) .......  (29,265,182) (101,183,146)   39,587,689    (92,729,800)     107,541       77,480
Net Assets:
  Beginning of period ...............  126,573,026   187,973,134   177,565,596    279,916,332           --           --
                                      ------------  ------------  ------------  -------------  -----------  -----------
  End of period ..................... $ 97,307,844  $ 86,789,988  $217,153,285  $ 187,186,532  $   107,541  $    77,480
                                      ============  ============  ============  =============  ===========  ===========
Accumulated net investment loss ..... $         --  $         --  $         --  $          --  $        --  $        --
                                      ============  ============  ============  =============  ===========  ===========

----------
 *   Commenced operations December 4, 2000.

 (i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Portfolio was the Alger Growth Retirement Portfolio.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Notes to Financial Statements

NOTE 1--General:

      The Alger Institutional Fund (the OFundO), which was The Alger Retirement Fund prior to March 1, 2002, is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company and currently issues six classes of shares of beneficial interest --LargeCap Growth Portfolio, Small Cap Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio, Balanced Portfolio and Socially Responsible Growth Portfolio (the OPortfoliosO). Prior to March 1, 2002, the LargeCap Growth Portfolio was the Growth Portfolio. The LargeCap Growth Portfolio, Small Cap Portfolio, MidCap Growth Portfolio, Capital Appreciation Portfolio and Socially Responsible Growth Portfolio normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities.

NOTE 2--Significant Accounting Policies:

      (a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange (the ONYSEO) is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

      Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

      (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Effective November 1, 2000, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy was applied retroactively and had no material effect on the accompanying financial statements.

      (c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

      (d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. At October 31, 2002, the value of securities loaned and collateral received thereon were as follows:
                                   VALUE OF
                                  SECURITIES      VALUE OF
                                    LOANED       COLLATERAL
                                  ----------     ----------
LargeCap Growth Portfolio ....... $  805,350     $  791,302
Small Cap Portfolio .............    510,807        575,436
MidCap Growth Portfolio .........    183,906        210,432
Capital Appreciation
  Portfolio .....................  8,899,887      9,055,831
Balanced Portfolio ..............         --             --
Socially Responsible
  Growth Portfolio ..............         --             --

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Notes to Financial Statements(Continued)

      (e) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Portfolios, dividends from net investment income and distributions from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or paid-in capital, depending on the type of book/tax differences that may exist.

      At October 31, 2002, the LargeCap Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Balanced Portfolio and the Socially Responsible Growth Portfolio reclassified $448,891, $1,387,729, $2,987,425, $1,714,108, $10,570 and $11,800, respectively, from undistributed net investment income (accumulated loss) and $4,303, $359,645, $20,841, $14,329, $0 and $0, respectively, from undistributed net realized gain (accumulated loss) to paid-in capital. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

      (f) FEDERAL INCOME TAXES: It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Portfolio maintains such compliance, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At October 31, 2002, the net capital loss carryforwards of the LargeCap Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Balanced Portfolio and the Socially Responsible Growth Portfolio which may be used to offset future net realized gains were approximately $41,746,316, $100,928,226, $71,200,401, $139,093,169, $42,439 and $44,393, respectively, and expire in 2008 and 2010.

      (g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

      (h) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--Investment Management Fees and Other Transactions with Affiliates:

      (a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

   LargeCap Growth Portfolio ..................  .75%
   Small Cap Portfolio ........................  .85
   MidCap Growth Portfolio ....................  .80
   Capital Appreciation Portfolio .............  .85
   Balanced Portfolio .........................  .75
   Socially Responsible Growth Portfolio ......  .75

      (b) BROKERAGE COMMISSIONS: During the year ended October 31, 2002, the LargeCap Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Balanced Portfolio and the Socially Responsible Growth Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor and affiliate of Alger Management, commissions of $440,482, $196,545, $1,349,526, $567,124, $757 and $238, respectively, in connection with securities transactions.

      (c) TRANSFER AGENT FEES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 2002, the LargeCap Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio, the Balanced Portfolio and the Socially Responsible Growth Portfolio incurred fees of $56,980, $38,217, $119,343, $85,593, $88 and $31, respectively, for services provided by Alger Services.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Notes to Financial Statements (Continued)

      (d) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 2002, Alger Management and its affiliates owned 42,073 shares, 100,258 shares, 130,730 shares, 8,472 shares and 3,639 shares of the LargeCap Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio, the Capital Appreciation Portfolio and the Balanced Portfolio, respectively.

NOTE 4--Securities Transactions:

      The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 2002:

                                     PURCHASES        SALES
                                    ----------        -----
LargeCap Growth Portfolio ........ $200,384,072  $183,497,832
Small Cap Portfolio ..............  100,390,991   111,382,312
MidCap Growth Portfolio ..........  713,832,034   650,558,555
Capital Appreciation Portfolio ...  281,335,245   293,390,292
Balanced Portfolio ...............      477,086       325,211
Socially Responsible
  Growth Portfolio ...............      117,452       129,787

NOTE 5--Lines of Credit:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. With the exception of the Capital Appreciation Portfolio, the Fund borrows under such lines of credit exclusively for temporary or emergency purposes.

      The Capital Appreciation Portfolio may borrow up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Portfolio borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2002, the Portfolio had borrowings which averaged $29,589 at a weighted average interest rate of 2.25%.

NOTE 6--Share Capital:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into six series of shares.

      During the year ended October 31, 2002, transactions of shares of beneficial interest were as follows:

                                     SHARES         AMOUNT
                                     -------       --------
LargeCap Growth Portfolio
   Shares sold ..................  6,419,729    $ 62,640,855
   Shares redeemed .............. (2,299,828)    (24,538,449)
                                  ----------    ------------
   Net increase .................  4,119,901    $ 38,102,406
                                  ==========    ============
Small Cap Portfolio
   Shares sold ..................  2,520,386    $ 32,558,156
   Shares redeemed .............. (3,294,748)    (43,951,352)
                                  ----------    ------------
   Net decrease .................   (774,362)   $(11,393,196)
                                  ==========    ============
MidCap Growth Portfolio
   Shares sold .................. 10,842,827    $140,338,726
   Shares redeemed .............. (7,075,491)    (89,325,469)
                                  ----------    ------------
   Net increase .................  3,767,336    $ 51,013,257
                                  ==========    ============
Capital Appreciation Portfolio
   Shares sold ..................  3,932,670    $ 43,390,389
   Shares redeemed .............. (5,268,245)    (57,276,462)
                                  ----------    ------------
   Net decrease ................. (1,335,575)   $(13,886,073)
                                  ==========    ============
Balanced Portfolio
   Shares sold ..................     40,497    $    305,334
   Shares redeemed ..............    (19,972)       (147,428)
                                  ----------    ------------
   Net increase .................     20,525    $    157,906
                                  ==========    ============
Socially Responsible Growth Portfolio
   Shares sold ..................         55    $        352
   Shares redeemed ..............     (1,761)        (11,640)
                                  ----------    ------------
   Net decrease .................     (1,706)   $    (11,288)
                                  ==========    ============

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Notes to Financial Statements (Continued)

      During the year ended October 31, 2001, transactions of shares of beneficial interest were as follows:

                                       SHARES        AMOUNT
                                       -------      --------
LargeCap Growth Portfolio
   Shares sold ....................  2,299,556    $ 31,247,935
   Dividends reinvested ...........    504,478       7,294,748
   Shares redeemed ................ (1,815,714)    (24,754,915)
                                    ----------    ------------
   Net increase ...................    988,320    $ 13,787,768
                                    ==========    ============
Small Cap Portfolio
   Shares sold ....................  2,610,457    $ 46,867,441
   Shares redeemed ................ (4,015,401)    (61,471,386)
                                    ----------    ------------
   Net decrease ................... (1,404,944)   $(14,603,945)
                                    ==========    ============
MidCap Growth Portfolio
   Shares sold .................... 10,240,412    $153,819,820
   Dividends reinvested ...........    488,120       7,404,783
   Shares redeemed ................ (4,576,890)    (65,136,369)
                                    ----------    ------------
   Net increase ...................  6,151,642    $ 96,088,234
                                    ==========    ============
Capital Appreciation Portfolio
   Shares sold ....................  6,198,423    $ 88,695,631
   Dividends reinvested ...........     58,826         917,092
   Shares redeemed ................ (5,653,191)    (77,460,010)
                                    ----------    ------------
   Net increase ...................    604,058    $ 12,152,713
                                    ==========    ============
Balanced Portfolio*
   Shares sold ....................     13,440    $    131,090
   Shares redeemed ................       (320)         (2,742)
                                    ----------    ------------
   Net increase ...................     13,120    $    128,348
                                    ==========    ============
Socially Responsible Growth Portfolio*
   Shares sold ....................     12,177    $    116,382
   Shares redeemed ................         (6)            (53)
                                    ----------    ------------
   Net increase ...................     12,171    $    116,329
                                    ==========    ============

* Initially offered December 4, 2000.

NOTE 7--Distributions to Shareholders:

      During the year ended October 31, 2002, there were no distributions paid. For the year ended October 31, 2001, dividends paid from ordinary income was $5,093,777 for the MidCap Growth Portfolio and distributions paid from long-term capital gains were $7,294,748, $2,379,330 and $915,720, for the LargeCap Growth Portfolio, MidCap Growth Portfolio and the Capital Appreciation Portfolio, respectively.

--------------------------------------------------------------------------------
THE ALGER INSTITUTIONAL FUND
Notes to Financial Statements (Continued)

      As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $ 41,746,316
   Unrealized appreciation
     (depreciation) ....................   (9,729,076)

Small Cap Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $100,928,226
   Unrealized appreciation
     (depreciation) ....................   (1,120,044)

MidCap Growth Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $ 71,200,401
   Unrealized appreciation
     (depreciation) ....................  (13,548,046)

Capital Appreciation Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $139,093,169
   Unrealized appreciation
     (depreciation) ....................   (5,376,172)

Balanced Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $     42,439
   Unrealized appreciation
     (depreciation) ....................       (8,741)

Socially Responsible Growth Portfolio
   Undistributed ordinary income .......           --
   Undistributed long-term gain ........           --
   Capital loss carryforward ........... $     44,393
   Unrealized appreciation
     (depreciation) ....................       (2,518)

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of The Alger Institutional Fund:

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Fund (comprising the Small Cap Institutional, MidCap Institutional, LargeCap Institutional, Capital Appreciation Institutional, Balanced Institutional and Socially Responsible Growth Institutional Portfolios), including the schedules of investments, as of October 31, 2002, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2001 and the financial highlights for the four years then ended were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in securities as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Institutional Fund as of October 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.


                                                    ERNST & YOUNG LLP

New York, New York
December 13, 2002

CHANGE IN THE FUND'S CERTIFYING ACCOUNTANT

      In December 2001, the Board of Trustees of the Fund selected Arthur Andersen LLP ("Andersen") as its independent public accountant for the fiscal year ended October 31, 2002. At a special meeting held on July 3, 2002, the Board of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, elected to terminate the appointment of Andersen in light of recent events involving that firm and selected Ernst & Young LLP as the Fund's independent public accountant for the 2002 fiscal year. The decision to change accountants was approved by the Fund's Audit Committee.

      Andersen's reports on the Fund's financial statements for the Fund's two most recent fiscal years prior to the fiscal year ended October 31, 2002 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds listed in Item 304, paragraph (a)(1)(v), of Regulation S-K under the Securities Exchange Act of 1934.

TRUSTEES AND OFFICERS OF THE FUND

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Fund, The Alger American Fund, Spectra Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                              NUMBER OF PORTFOLIOS
                                                                                                IN THE ALGER FUND
                                                                                    TRUSTEE          COMPLEX
NAME, AGE, POSITION WITH                                                            AND/OR     WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                 OFFICER SINCE     BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (67)        Chairman of the Board and President of Alger            1993             22
  Chairman of the Board       Associates, Inc. ("Associates"), Fred Alger &
  and President               Company, Incorporated ("Alger Inc."), Alger
                              Management, Alger Properties, Inc.
                              ("Properties"), Alger Shareholder Services, Inc.
                              ("Services"), Alger Life Insurance Agency, Inc.
                              ("Agency"), Fred Alger International Advisory
                              S.A. ("International"), and the five funds in
                              the Alger Fund Complex; Chairman of the Boards
                              of Alger SICAV ("SICAV") and Analysts Resources,
                              Inc. ("ARI").

James P. Connelly, Jr. (39)   Executive Vice President of Alger Inc; Vice             2001             16
  Vice Chairman of the        Chairman of the Boards of four of the five funds
  Board                       in the Alger Fund Complex; Director of
                              International and SICAV, Executive Vice
                              President and Director of Alger National Trust
                              Company ("Trust").

Dan C. Chung (40)             Chief Investment Officer of Alger Management;           2001             16
  Trustee                     Executive Vice President and Director of
                              Associates, Alger Management, Alger Inc.,
                              Properties, Services, Agency, International, ARI
                              and Trust; Trustee/ Director of four of the five
                              funds in the Alger Fund Complex.

                                                                                              NUMBER OF PORTFOLIOS
                                                                                                IN THE ALGER FUND
                                                                                    TRUSTEE          COMPLEX
NAME, AGE, POSITION WITH                                                            AND/OR     WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                 OFFICER SINCE     BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (70)        Attorney; Private investor since 1981; Director         1993             22
  Trustee                     of NAHC, Inc. and Brown-Forman Corporation;
  200 East 66th Street        Trustee/ Director of the five funds in the Alger
  New York, NY 10021          Fund Complex; formerly of Counsel to the law
                              firm of Kohler & Barnes; formerly Director of
                              Syntro Corporation.

Charles F. Baird, Jr. (49)    Managing Partner of North Castle Partners, a            2000             16
  Trustee                     private equity securities group; Chairman of
  183 East Putnam Avenue      Equinox, Leiner Health Products, Elizabeth Arden
  Greenwich, CT 06830         Day Spas, Grand Expeditions and EAS;
                              Trustee/Director of four of the five funds in
                              the Alger Fund Complex. Formerly Managing
                              Director of AEAInvestors, Inc.

Roger P. Cheever (57)         Associate Dean of Development, Harvard                  2000             16
  Trustee                     University; Trustee/Director of four of the five
  124 Mount Auburn Street     funds in the Alger Fund Complex. Formerly Deputy
  Cambridge, MA 02138-5762    Director of the Harvard College Fund.

Lester L. Colbert, Jr. (68)   Private investor; Trustee/Director of four of           2000             16
  Trustee                     the five funds in the Alger Fund Complex.
  551 Fifth Avenue            Formerly Chairman of the Board and Chief
  Suite 3800                  Executive Officer of Xidex Corporation.
  New York, NY 10176

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner          1993             22
  M.D. (64)                   Fishers Island Partners; Member of the Board of
  Trustee                     the Manhattan Institute; Trustee/Director of the
  2 East 88th Street          five funds in the Alger Fund Complex. Formerly
  New York, NY 10128          Co-Chairman Special Projects Committee of
                              Memorial Sloan Kettering.

                                                                                              NUMBER OF PORTFOLIOS
                                                                                                IN THE ALGER FUND
                                                                                    TRUSTEE          COMPLEX
NAME, AGE, POSITION WITH                                                            AND/OR     WHICH ARE OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                 OFFICER SINCE     BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
B. Joseph White (55)          President, William Davidson Institute at the            1999             22
  Trustee                     University of Michigan Business School; William
  701 Tappan Street, D2253    K. Pierpont Collegiate Professor, University of
  Ann Arbor, MI 48109         Michigan Business School; Director, Gordon Food
                              Service; Trustee and Chair, Audit Committee,
                              Equity Residential Properties Trust; Director
                              and Chair, Compensation Committee, Kelly
                              Services, Inc.; Trustee/Director of the five
                              funds in the Alger Fund Complex.

OFFICERS

Gregory S. Duch (51)          Executive Vice President, Treasurer and Director        1993             N/A
  Treasurer                   of Alger Inc., Alger Management, Properties and
                              Associates; Executive Vice President and
                              Treasurer of ARI, Services and Agency; Treasurer
                              and Director of International; Treasurer of the
                              five funds in the Alger Fund Complex. Chairman
                              of the Board of Trust.

Dorothy G. Sanders (47)       Senior Vice President, General Counsel and              2000             N/A
  Secretary                   Secretary of Alger, Inc., General Counsel and
                              Secretary of Associates, Agency, Properties,
                              Services, ARI and Alger Management; Secretary of
                              International, and the five funds in the Alger
                              Fund Complex. Formerly Senior Vice President,
                              Fleet Financial Group.

Frederick A. Blum (48)        Senior Vice President of Alger Management;              1996             N/A
  Assistant Secretary and     Assistant Treasurer and Assistant Secretary of
  Assistant Treasurer         the five funds in the Alger Fund Complex.
                              Director, Executive Vice President and Treasurer
                              of Trust.


Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Mr. Connelly is an interested person of the Fund because of his affiliation with Alger, Inc. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

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


THE ALGER INSTITUTIONAL FUND

111 Fifth Avenue
2nd Floor
New York, NY 10003
(800) 992-3362
www.alger.com

BOARD OF TRUSTEES

Fred M. Alger, Chairman
James P. Connelly, Jr., Vice Chairman
Charles F. Baird, Jr.
Roger P. Cheever
Dan C. Chung
Lester L. Colbert, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White

INVESTMENT MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
2nd Floor
New York, NY 10003

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

This report is submitted for the general information of the shareholders of The Alger Institutional Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

IAR102

                                                                       THE ALGER
                                                              INSTITUTIONAL FUND

                                            (FORMERLY THE ALGER RETIREMENT FUND)

                                   ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO
                                         ALGER SMALL CAP INSTITUTIONAL PORTFOLIO
                                     ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO
                              ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO
                                          ALGER BALANCED INSTITUTIONAL PORTFOLIO
                       ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO



                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 2002

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